                   CHL Mortgage Pass-Through Trust 2005-HYB10




                                FINAL TERM SHEET




                               [Countrywide LOGO]



                          $1,010,798,100 (APPROXIMATE)




                                   CWMBS, INC.
                                    Depositor


                          COUNTRYWIDE HOME LOANS, INC.
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

         This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

         The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

         THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

         This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

         The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                 FREE WRITING PROSPECTUS DATED DECEMBER 27, 2005

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HYB10

            DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING JANUARY 20, 2006

The following classes of certificates are being offered pursuant to this free writing prospectus:


---------------------------------------------------------------------------------------------------
                                                                 INITIAL CLASS
                  INITIAL CLASS     PASS-THROUGH                  CERTIFICATE
               CERTIFICATE BALANCE      RATE                        BALANCE      PASS-THROUGH RATE
---------------------------------------------------------------------------------------------------
Class 1-A-1         $ 80,838,000      Variable     Class 4-A-1     $188,709,000      Variable
---------------------------------------------------------------------------------------------------
Class 1-A-IO                 N/A      Variable     Class 4-A-2     $ 20,967,000      Variable
---------------------------------------------------------------------------------------------------
Class 2-A-1         $167,974,000      Variable     Class 4-A-IO             N/A      Variable
---------------------------------------------------------------------------------------------------
Class 2-A-2         $ 18,664,000      Variable     Class 5-A-1     $ 79,770,600      Variable
---------------------------------------------------------------------------------------------------
Class 2-A-IO                 N/A      Variable     Class 5-A-2     $  8,863,400      Variable
---------------------------------------------------------------------------------------------------
Class 3-A-1A        $204,000,000      Variable     Class A-R       $        100      Variable
---------------------------------------------------------------------------------------------------
Class 3-A-1B        $150,121,000      Variable     Class M         $ 22,165,000      Variable
---------------------------------------------------------------------------------------------------
Class 3-A-2         $ 39,347,000      Variable     Class B-1       $ 17,009,000      Variable
---------------------------------------------------------------------------------------------------
Class 3-A-IO                 N/A      Variable     Class B-2       $ 12,370,000      Variable
---------------------------------------------------------------------------------------------------

                                     SUMMARY

OFFERED CERTIFICATES

CHL Mortgage Pass-Through Trust 2005-HYB10 will issue twenty-one classes of certificates, eighteen of which are being offered by this free writing prospectus and the accompanying prospectus. The assets of the trust fund that will support both the offered certificates and the other classes of certificates will consist, on the closing date, of a pool of mortgage loans with an aggregate principal balance of approximately $1,030,902,770 as of December 1, 2005 and certain other property and assets described in this free writing prospectus. The mortgage loans will consist of 30-year conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

The mortgage pool will consist of five loan groups. The mortgage rate on each mortgage loan is adjustable based on a specified index after a specified period after origination during which the mortgage rate is fixed. The approximate aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date was as follows:

     LOAN        AGGREGATE PRINCIPAL      FIXED RATE
     GROUP             BALANCE          PERIOD (MONTHS)
     -----             -------          ---------------
       1         $86,876,144                  36
       2         $200,578,044                 60
       3         $422,856,711                 60
       4         $225,336,771                 84
       5         $95,255,100                  120

The following chart lists certain characteristics of the classes of the offered certificates. The classes of certificates listed below will not be offered unless they receive the respective ratings at least as high as those set forth below from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and from Moody's Investors Service, Inc.

                    S&P       MOODY'S
      CLASS         RATINGS    RATINGS          TYPE
      -----         -------    -------          ----
Class 1-A-1           AAA        Aaa     Senior/ Variable
                                         Pass- Through Rate
Class 1-A-IO          AAA        Aaa     Senior/Notional
                                         Amount/Interest
                                         Only/Variable
                                         Pass-Through Rate
Class 2-A-1           AAA        Aaa     Super
                                         Senior/Variable
                                         Pass-Through Rate
Class 2-A-2           AAA        Aaa     Senior Support/
                                         Variable Pass-
                                         Through Rate
Class 2-A-IO          AAA        Aaa     Senior/Notional
                                         Amount/Interest
                                         Only/Variable
                                         Pass-Through
                                         Rate/Component

Class 3-A-1A          AAA        Aaa     Super Senior/
                                         Variable Pass-
                                         Through Rate
Class 3-A-1B          AAA        Aaa     Super Senior/
                                         Variable Pass-
                                         Through Rate
Class 3-A-2           AAA        Aaa     Senior Support/
                                         Variable Pass-
                                         Through Rate
Class 3-A-IO          AAA        Aaa     Senior/Notional
                                         Amount/Interest
                                         Only/Variable
                                         Pass-Through
                                         Rate/Component
Class 4-A-1           AAA        Aaa     Super Senior/
                                         Variable Pass-
                                         Through Rate
Class 4-A-2           AAA        Aaa     Senior Support/
                                         Variable Pass-
                                         Through Rate
Class 4-A-IO          AAA        Aaa     Senior/Notional
                                         Amount/Interest
                                         Only/Variable
                                         Pass-Through
                                         Rate/Component
Class 5-A-1           AAA        Aaa     Super Senior/
                                         Variable Pass-
                                         Through Rate
Class 5-A-2           AAA        Aaa     Senior Support/
                                         Variable Pass-
                                         Through Rate
Class A-R             AAA        Aaa     Senior/Residual/
                                         Variable Pass-
                                         Through Rate
Class M                AA        Aa2     Subordinate/
                                         Variable Pass-
                                         Through Rate
Class B-1              A         A2      Subordinate/
                                         Variable Pass-
                                         Through Rate
Class B-2             BBB       Baa2     Subordinate/
                                         Variable Pass-
                                         Through Rate

A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

OTHER CERTIFICATES

In addition to the offered certificates, the trust fund will issue the Class B-3, Class B-4 and Class B-5 Certificates, which are not being offered pursuant to this free writing prospectus. The Class B-3, Class B-4 and Class B-5 Certificates will have initial class certificate balances of approximately $10,824,000, $5,669,000 and $3,611,669, respectively, and will each have a variable pass-through rate calculated as described in this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

RELATIONSHIP BETWEEN THE LOAN GROUPS AND THE CERTIFICATE GROUPS

The numeric prefix for each class of senior certificates designates the group of senior certificates to which that class belongs and corresponds to the loan group with the same number. For example, the certificates with a "1" prefix are sometimes referred to in this free writing prospectus as the "group 1 senior certificates", the certificates with a "2" prefix are sometimes referred to in this free writing prospectus as the "group 2 senior certificates" and so forth. The Class A-R Certificates are part of the group 1 senior certificates. The subordinated certificates correspond to the mortgage loans in each loan group. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups.

CUT-OFF DATE

For each mortgage loan, the later of December 1, 2005 and the date of origination for that mortgage loan (either of these dates is sometimes referred to as the cut-off date).

CLOSING DATE

On or about December 29, 2005.

DEPOSITOR

CWMBS, Inc. is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SELLERS

Countrywide Home Loans, Inc. will be the seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which, in turn, acquired those mortgage loans directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York.

DISTRIBUTION DATES

We will make distributions on the business day immediately following the master servicer remittance date. The first distribution is scheduled for January 20, 2006.

MASTER SERVICER REMITTANCE DATES

The 19th day of each month, or if such day is not a business day, the next succeeding business day, beginning in January 2006.

RECORD DATE

The record date for each class of certificates and any distribution date will be the last business day of the month preceding the month of the distribution date.

INTEREST PAYMENTS

Interest will accrue at the rate described in this free writing prospectus on each interest-bearing class of certificates on the basis of a 360-day year divided into twelve 30-day months.

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will only be entitled to receive distributions of interest up to and including the distribution date in October 2008, November 2010, October 2010 and November 2012, respectively.

The interest accrual period for any distribution date will be the calendar month before the distribution date.

PRINCIPAL PAYMENTS

Principal will be paid on each class of certificates entitled to receive principal payments on each distribution date as described in this free writing prospectus.

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates are notional amount certificates and do not have class certificate balances but will bear interest during each interest accrual period on their respective outstanding notional amounts, which are calculated as described in this free writing prospectus under "Description of the Certificates -- Notional Amount Certificates."

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the trust fund and retire all outstanding classes of certificates on or after the distribution date on which the aggregate principal balance of the mortgage loans and real estate owned by the trust fund declines to 10% or less of the aggregate principal balance of the mortgage loans as of the cut-off date.

PRIORITY OF DISTRIBUTIONS

On each distribution date, amounts available from each loan group will be applied in the following order of priority:

(1) to interest on the interest-bearing classes of senior certificates relating to that loan group;

(2) to principal of the classes of the senior certificates relating to that loan group (other than the notional amount certificates) in the manner, order and priority described under "Description of the Certificates -- Principal" in this free writing prospectus;

(3) to interest on and principal, as applicable, of the classes of the senior certificates not relating to that loan group in the manner, order and priority described under "Description of the Certificates -- Transfer Payments" in this free writing prospectus;

(4) from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, as described under "Description of the Certificates -- Interest" and "-- Principal" in this free writing prospectus; and

(5) from remaining available funds from all of the loan groups, to the Class A-R Certificates.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

CREDIT ENHANCEMENT

The issuance of senior certificates and subordinated certificates by the trust fund is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

SUBORDINATION

The senior certificates will have a payment priority over the subordinated certificates. Within the classes of subordinated certificates offered by this free writing prospectus, the Class M Certificates will have payment priority over the Class B-1 and Class B-2 Certificates, and the Class B-1 Certificates will have payment priority over the Class B-2 Certificates. The Class B-3, Class B-4 and Class B-5 Certificates, which are not being offered pursuant to this free writing prospectus, are also subordinated to all of the other certificates, in that order, with the Class B-5 Certificates having the lowest priority of payment.

Subordination is designed to provide the holders of certificates with a higher payment priority with protection against most losses realized when the remaining unpaid principal balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group among the subordinated certificates, beginning with the class of subordinated certificates with the lowest payment priority, before realized losses are allocated, to the senior certificates (other than the notional amount certificates) related to that loan group. Any realized losses allocable to the senior certificates will be allocated as described under "Description of the Certificates -- Allocation of Losses".

TAX STATUS

For federal income tax purposes, the trust fund will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA CONSIDERATIONS

The offered certificates (other than the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

LEGAL INVESTMENT

The senior certificates and the Class M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-1 and Class B-2 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore will not be mortgage related securities for purposes of that Act.

                                  LOAN GROUP 1
                                  LOAN PROGRAMS

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE       AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE       MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
LOAN PROGRAM                LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 3/1 One-Year CMT .....       2         $   617,479         0.71%       308,740       5.625          358        644         72.9
 3/27 Six-Month LIBOR .      26           4,159,654         4.79        159,987       5.870          355        685         78.7
 3/27 Six-Month LIBOR -
   Interest Only ......      59          12,968,480        14.93        219,805       5.757          358        702         74.5
 3/1 One-Year LIBOR ...      27           9,410,258        10.83        348,528       5.394          356        737         71.0
 3/1 One-Year LIBOR -
   Interest Only ......     138          59,720,273        68.74        432,756       5.640          358        732         73.2
                         --------      ------------    ----------
   Total ..............     252         $86,876,144      100.00%
                         ========      ============    ==========


                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE       AVERAGE       AVERAGE     AVERAGE    AVERAGE
RANGE OF                   NUMBER OF    AGGREGATE         LOANS       PRINCIPAL      CURRENT   REMAINING TERM   FICO     ORIGINAL
CURRENT MORTGAGE LOAN     MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE       MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
 PRINCIPAL BALANCES ($)     LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
      0.01 -   50,000.00 ..      1      $    34,450       0.04%        34,450         6.000          349         766     43.1
 50,000.01 -  100,000.00 ..     14        1,174,403       1.35         83,886         6.084          357         702     74.1
100,000.01 -  150,000.00 ..     30        3,856,480       4.44        128,549         5.829          357         718     75.9
150,000.01 -  200,000.00 ..     31        5,495,809       6.33        177,284         5.860          358         706     76.7
200,000.01 -  250,000.00 ..     30        6,702,323       7.71        223,411         5.873          357         707     74.0
250,000.01 -  300,000.00 ..     20        5,435,983       6.26        271,799         5.625          357         711     76.3
300,000.01 -  350,000.00 ..     15        4,895,202       5.63        326,347         5.636          356         718     77.2
350,000.01 -  400,000.00 ..     18        6,824,839       7.86        379,158         5.684          357         704     77.4
400,000.01 -  450,000.00 ..     20        8,509,152       9.79        425,458         5.652          358         724     72.3
450,000.01 -  500,000.00 ..     24       11,407,818      13.13        475,326         5.719          358         735     74.6
500,000.01 -  550,000.00 ..     11        5,759,245       6.63        523,568         5.449          356         738     77.7
550,000.01 -  600,000.00 ..     11        6,308,320       7.26        573,484         5.509          358         727     73.3
600,000.01 -  650,000.00 ..      9        5,720,298       6.58        635,589         5.304          357         745     66.9
650,000.01 -  700,000.00 ..      2        1,325,000       1.53        662,500         5.565          359         780     75.0
700,000.01 -  750,000.00 ..      4        2,901,854       3.34        725,464         6.064          356         765     69.1
750,000.01 - 1,000,000.00..     12       10,524,968      12.11        877,081         5.413          358         730     66.3
                            -------    ------------    ----------
   Total ..............        252     $ 86,876,144     100 00%
                            =======    ============    ==========

----------------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 1 was approximately $344,747.

                           ORIGINAL PRINCIPAL BALANCES


                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF ORIGINAL          MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
PRINCIPAL BALANCES ($)      LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
      0.01-   50,000.00..     1       $    34,450          0.04%         34,450       6.000         349           766      43.1
 50,000.01-  100,000.00..    14         1,174,403          1.35          83,886       6.084         357           702      74.1
100,000.01-  150,000.00..    29         3,706,662          4.27         127,816       5.822         357           718      75.7
150,000.01-  200,000.00..    31         5,458,855          6.28         176,092       5.859         358           706      76.6
200,000.01-  250,000.00..    30         6,702,323          7.71         223,411       5.873         357           707      74.0
250,000.01-  300,000.00..    20         5,435,983          6.26         271,799       5.625         357           711      76.3
300,000.01-  350,000.00..    14         4,545,210          5.23         324,658       5.705         357           713      78.6
350,000.01-  400,000.00..    19         7,174,831          8.26         377,623       5.638         357           708      76.5
400,000.01-  450,000.00..    21         8,695,924         10.01         414,092       5.660         358           723      72.5
450,000.01-  500,000.00..    24        11,407,818         13.13         475,326       5.719         358           735      74.6
500,000.01-  550,000.00..    11         5,759,245          6.63         523,568       5.449         356           738      77.7
550,000.01-  600,000.00..    11         6,308,320          7.26         573,484       5.509         358           727      73.3
600,000.01-  650,000.00..     9         5,720,298          6.58         635,589       5.304         357           745      66.9
650,000.01-  700,000.00..     2         1,325,000          1.53         662,500       5.565         359           780      75.0
700,000.01-  750,000.00..     4         2,901,854          3.34         725,464       6.064         356           765      69.1
750,000.01-1,000,000.00..    12        10,524,968         12.11         877,081       5.413         358           730      66.3
                          -------    ------------      ----------
   Total .............      252      $ 86,876,144        100.00%
                          =======    ============      ==========

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION     LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 Alabama ............         4          $ 1,829,700        2.11%      457,425       5.580         357           706       71.1
 Arizona ............        28           10,172,506       11.71       363,304       5.758         356           745       69.0
 California .........        52           21,780,949       25.07       418,864       5.634         358           726       72.7
 Colorado ...........         6            1,663,282        1.91       277,214       5.540         357           729       72.3
 District of Columbia         2              742,484        0.85       371,242       5.401         358           686       74.5
 Delaware ...........         1              126,911        0.15       126,911       6.125         353           647       90.0
 Florida ............        17            6,157,983        7.09       362,234       5.390         356           736       70.9
 Georgia ............         8            2,047,360        2.36       255,920       5.619         358           724       75.6
 Illinois ...........        13            4,731,399        5.45       363,954       5.853         358           716       74.3
 Indiana ............         1               67,860        0.08        67,860       6.640         360           660       80.0
 Kansas .............         2              232,718        0.27       116,359       5.796         359           689       80.0
 Kentucky ...........         3              328,620        0.38       109,540       6.476         358           678       80.0
 Louisiana ..........         1              120,800        0.14       120,800       6.540         359           713       80.0
 Massachusetts ......         2              926,863        1.07       463,432       5.991         358           768       60.6
 Maryland ...........        17            7,006,378        8.06       412,140       5.490         358           727       76.1
 Maine ..............         1              496,128        0.57       496,128       5.125         352           707       23.8
 Michigan ...........         2            1,069,500        1.23       534,750       5.799         358           710       60.2
 Minnesota ..........         7            1,224,946        1.41       174,992       5.867         359           698       80.0
 Missouri ...........         5            1,549,096        1.78       309,819       5.618         356           697       81.1
 North Carolina .....         3              378,892        0.44       126,297       5.871         355           686       80.0
 New Hampshire ......         1              100,000        0.12       100,000       6.250         359           817       39.7
 New Jersey .........         6            2,304,548        2.65       384,091       5.618         357           711       74.5
 Nevada .............         8            2,952,852        3.40       369,107       5.951         357           696       77.2
 New York ...........         6            1,703,098        1.96       283,850       5.794         357           713       80.0
 Ohio ...............         8            1,320,172        1.52       165,021       5.644         358           724       79.8
 Oregon .............         4            1,042,250        1.20       260,563       6.009         359           722       76.7
 Pennsylvania .......         3              431,161        0.50       143,720       6.411         358           732       79.7
 Rhode Island .......         1            1,000,000        1.15     1,000,000       5.622         359           683       69.0
 South Carolina .....         2            1,003,720        1.16       501,860       5.459         359           729       67.0
 Tennessee ..........         1              113,366        0.13       113,366       5.840         358           741       80.0
 Texas ..............         4            1,319,056        1.52       329,764       5.502         358           752       74.2


                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION     LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 Utah ...............         2             275,423         0.32       137,711       5.537         354           682       83.4
 Virginia ...........        22           8,003,083         9.21       363,776       5.481         357           734       78.6
 Washington .........         7           2,322,516         2.67       331,788       5.513         358           732       73.7
 Wisconsin ..........         2             330,524         0.38       165,262       5.801         358           707       80.0
                         -------       ------------    ----------
   Total ..............     252        $ 86,876,144       100.00%
                         =======       ============    ==========

 ---------
(1) No more than approximately 1.299% of the Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF ORIGINAL         MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)    LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
  0.01 - 50.00.........      14        $ 4,883,772          5.62%       348,841        5.283        357          732      36.6
 50.01 - 55.00 ........      13          5,429,810          6.25        417,678        5.496        357          729      52.2
 55.01 - 60.00 ........       3            812,992          0.94        270,997        5.184        355          736      58.8
 60.01 - 65.00 ........       6          2,302,587          2.65        383,764        5.823        358          740      63.9
 65.01 - 70.00 ........      18         10,137,466         11.67        563,193        5.596        358          730      68.3
 70.01 - 75.00 ........      22          8,034,184          9.25        365,190        5.775        356          722      74.2
 75.01 - 80.00 ........     165         52,446,146         60.37        317,855        5.672        357          723      79.6
 80.01 - 85.00 ........       2            520,241          0.60        260,121        5.784        358          663      84.6
 85.01 - 90.00 ........       5          1,474,421          1.70        294,884        5.911        358          761      90.0
 90.01 - 95.00 ........       4            834,526          0.96        208,632        5.404        358          690      95.0
                         -------      ------------      ----------
   Total ..............     252       $ 86,876,144        100.00%
                         =======      ============      ==========

---------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 73.40%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.

                            CURRENT MORTGAGE RATES(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF CURRENT          MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)         LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------       -------   ---------------  --------     --------      -----  -------------
 4.001 - 4.500..........     2        $   727,422          0.84%       363,711        4.224        350            772      71.3
 4.501 - 5.000..........    20          7,762,839          8.94        388,142        4.929        356            728      67.6
 5.001 - 5.500..........    74         31,692,050         36.48        428,271        5.307        358            733      71.9
 5.501 - 6.000..........   100         30,595,776         35.22        305,958        5.808        357            714      75.6
 6.001 - 6.500..........    39         12,907,516         14.86        330,962        6.275        358            731      75.2
 6.501 - 7.000..........    14          2,602,321          3.00        185,880        6.769        357            720      73.1
 7.001 - 7.500..........     2            498,700          0.57        249,350        7.175        356            695      79.9
 7.501 - 8.000..........     1             89,520          0.10         89,520        7.740        358            605      80.0
                         -------   ---------------      ----------
   Total ..............    252        $86,876,144        100.00%
                         =======   ===============      ==========

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 was approximately 5.641% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 5.640% per annum.


                          TYPES OF MORTGAGED PROPERTIES

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
PROPERTY TYPE              LOANS       OUTSTANDING       GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------       -------   ---------------  --------     --------      -----  -------------
Single Family Residence ..  151      $51,014,612         58.72%       337,845        5.675          358         720        72.8
Planned Unit Development..   55       22,333,922         25.71        406,071        5.553          357         726        73.0
Low-rise Condominium .....   37        9,695,838         11.16        262,050        5.544          357         738        76.4
High-rise Condominium ....    7        2,959,172          3.41        422,739        5.965          358         751        77.5
2-4 Family Residence .....    2          872,600          1.00        436,300        5.955          358         778        71.5
                           -----   ---------------     ----------
  Total .................   252      $86,876,144        100.00%
                           =====   ===============     ==========

                                  LOAN PURPOSE

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN PURPOSE               LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 Purchase ..................  128      $45,255,790         52.09%       353,561        5.680          358        734        76.9
 Refinance (rate/term) .....   62       21,434,016         24.67        345,710        5.570          357        722        69.0
 Refinance (cash-out) ......   62       20,186,338         23.24        325,586        5.631          357        708        70.1
                            -------   -------------    ----------
   Total ..................   252      $86,876,144        100.00%
                            =======   =============    ==========


                               OCCUPANCY TYPES(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF      AGGREGATE        LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE              LOANS       OUTSTANDING       GROUP 1    OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------    ---------------  --------    --------      -----  -------------
 Primary Residence ......   212       $ 72,858,204          83.86%     343,671        5.617        358            722      73.7
 Secondary Residence.....    25          9,474,341          10.91      378,974        5.673        357            741      71.9
 Investment Property.....    15          4,543,600           5.23      302,907        5.973        355            746      72.2
                           ------     ------------        ----------
   Total ................   252       $ 86,876,144         100.00%
                           ======     =============       ==========

-----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
REMAINING TERM            MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)        LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
 360 ....................      3       $    346,260          0.40%       115,420        5.982        360          679        80.0
 359 ....................    115         39,234,071         45.16        341,166        5.688        359          732        73.6
 358 ....................     57         20,078,612         23.11        352,256        5.668        358          729        73.3
 357 ....................     14          6,689,376          7.70        477,813        5.518        357          728        74.5
 356 ....................     16          6,173,418          7.11        385,839        5.630        356          715        69.7
 355 ....................     10          3,475,646          4.00        347,565        5.790        355          705        79.8
 354 ....................      6          2,678,207          3.08        446,368        5.325        354          708        76.5
 353 ....................     10          2,130,542          2.45        213,054        6.077        353          701        73.3
 352 ....................     10          3,274,013          3.77        327,401        5.074        352          710        63.3
 351 ....................      4          1,304,185          1.50        326,046        5.995        351          715        78.3
 350 ....................      2            350,939          0.40        175,469        5.122        350          638        73.4
 349 ....................      3            886,279          1.02        295,426        4.867        349          744        78.6
 347 ....................      1            132,300          0.15        132,300        5.875        347          729        71.5
 344 ....................      1            122,296          0.14        122,296        6.000        344          666        75.0
                          -------      ------------     ----------
  Total ................     252       $ 86,876,144        100.00%
                          =======      ============     ==========

------------
(1)As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 1 was approximately 357 months.


                             DOCUMENTATION PROGRAMS

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAM       LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
Full/Alternative ........    184     $ 57,115,381         65.74%       310,410        5.618        358            722      75.0
Reduced .................     57       25,641,272         29.51        449,847        5.693        357            731      69.3
Preferred ...............      9        3,567,481          4.11        396,387        5.522        356            741      77.2
No Ratio ................      1          319,500          0.37        319,500        7.250        355            674      79.9
Stated Income/Stated
 Asset ..................      1          232,511          0.27        232,511        5.375        350            636      70.0
                           -------   ------------      ----------
  Total ................     252     $ 86,876,144        100.00%
                           =======   ============      ==========

                              FICO CREDIT SCORES(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF                  MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
FICO CREDIT SCORES          LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------        -------   ---------------  --------    --------      -----  -------------
 601 - 620 ..............     4         $    793,612        0.91%        198,403        6.040        357            606      79.2
 621 - 640 ..............    10            2,934,231        3.38         293,423        5.564        355            630      75.4
 641 - 660 ..............    14            3,458,087        3.98         247,006        5.700        355            649      75.8
 661 - 680 ..............    25            6,389,792        7.36         255,592        5.857        358            671      77.1
 681 - 700 ..............    32           10,500,772       12.09         328,149        5.805        358            689      73.0
 701 - 720 ..............    40           13,390,258       15.41         334,756        5.588        357            709      72.7
 721 - 740 ..............    34           14,042,987       16.16         413,029        5.625        358            730      72.4
 741 - 760 ..............    33           11,236,047       12.93         340,486        5.579        357            751      74.7
 761 - 780 ..............    40           17,164,572       19.76         429,114        5.581        358            771      71.9
 781 - 800 ..............    16            6,116,218        7.04         382,264        5.508        357            788      73.5
 801 - 820 ..............     3              699,749        0.81         233,250        5.736        359            807      67.3
 Unknown ................     1              149,818        0.17         149,818        6.000        351            N/A      80.0
                          -------       ------------     ----------
  Total ................    252         $ 86,876,144      100.00%
                          =======       ============     ==========

-------------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 1 was approximately 725.

                        MONTHS TO INITIAL ADJUSTMENT DATE

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
MONTHS TO INITIAL         MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
ADJUSTMENT DATE             LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
 20 ....................       1       $    122,296        0.14%         122,296        6.000        344          666       75.0
 23 ....................       1            132,300        0.15          132,300        5.875        347          729       71.5
 25 ....................       3            886,279        1.02          295,426        4.867        349          744       78.6
 26 ....................       2            350,939        0.40          175,469        5.122        350          638       73.4
 27 ....................       4          1,304,185        1.50          326,046        5.995        351          715       78.3
 28 ....................      10          3,274,013        3.77          327,401        5.074        352          710       63.3
 29 ....................      10          2,130,542        2.45          213,054        6.077        353          701       73.3
 30 ....................       6          2,678,207        3.08          446,368        5.325        354          708       76.5
 31 ....................      10          3,475,646        4.00          347,565        5.790        355          705       79.8
 32 ....................      16          6,173,418        7.11          385,839        5.630        356          715       69.7
 33 ....................      14          6,689,376        7.70          477,813        5.518        357          728       74.5
 34 ....................      57         20,078,612       23.11          352,256        5.668        358          729       73.3
 35 ....................     115         39,234,071       45.16          341,166        5.688        359          732       73.6
 36 ....................       3            346,260        0.40          115,420        5.982        360          679       80.0
                          -------      ------------    ----------
  Total ................     252       $ 86,876,144      100.00%
                          =======      ============    ==========

                                GROSS MARGINS(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF GROSS            MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
MARGINS (%)                 LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
  2.001 - 3.000 ...........     193     $ 75,499,087         86.90%     391,187        5.576        357           728       72.6
  3.001 - 4.000 ...........       4        1,338,950          1.54      334,738        6.581        352           741       77.6
  4.001 - 5.000 ...........      30        5,684,278          6.54      189,476        5.704        359           704       78.6
  5.001 - 6.000 ...........      23        4,085,109          4.70      177,613        6.356        359           697       79.0
  6.001 - 7.000 ...........       2          268,720          0.31      134,360        7.273        359           690       80.0
                            -------     -------------      ----------
     Total ................     252     $ 86,876,144        100.00%
                            =======     =============      ==========

-----------------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 1 was approximately 2.676%.

                             MAXIMUM MORTGAGE RATES

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF MAXIMUM          MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)          LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
  9.001 - 10.000 ........      4       $    955,395          1.10%       238,849        4.723        352          703        57.7
 10.001 - 11.000 ........     30         10,493,407         12.08        349,780        5.102        355          719        69.0
 11.001 - 12.000 ........    158         58,842,073         67.73        372,418        5.545        358          726        74.0
 12.001 - 13.000 ........     48         13,964,586         16.07        290,929        6.351        358          729        75.3
 13.001 - 14.000 ........      3            588,220          0.68        196,073        7.261        357          681        79.9
 15.001 - 16.000 ........      5            723,864          0.83        144,773        5.977        350          701        73.5
 16.001 - 17.000 ........      4          1,308,600          1.51        327,150        6.475        352          747        69.2
                           -------     ------------     ----------
   Total ................     252      $ 86,876,144        100.00%
                           =======     ============     ==========

                            INITIAL ADJUSTMENT DATES

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
INITIAL ADJUSTMENT DATE    LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----   -------------
 August 2007 .............     1        $    122,296        0.14%       122,296        6.000        344          666        75.0
 November 2007 ...........     1             132,300        0.15        132,300        5.875        347          729        71.5
 January 2008 ............     3             886,279        1.02        295,426        4.867        349          744        78.6
 February 2008 ...........     2             350,939        0.40        175,469        5.122        350          638        73.4
 March 2008 ..............     4           1,304,185        1.50        326,046        5.995        351          715        78.3
 April 2008 ..............    10           3,274,013        3.77        327,401        5.074        352          710        63.3
 May 2008 ................    10           2,130,542        2.45        213,054        6.077        353          701        73.3
 June 2008 ...............     6           2,678,207        3.08        446,368        5.325        354          708        76.5
 July 2008 ...............    10           3,475,646        4.00        347,565        5.790        355          705        79.8
 August 2008 .............    16           6,173,418        7.11        385,839        5.630        356          715        69.7
 September 2008 ..........    14           6,689,376        7.70        477,813        5.518        357          728        74.5
 October 2008 ............    64          21,008,884       24.18        328,264        5.685        358          728        73.6
 November 2008 ...........   109          38,371,659       44.17        352,034        5.681        359          732        73.4
 December 2008 ...........     2             278,400        0.32        139,200        5.821        360          684        80.0
                           -------      ------------    ----------
   Total ................    252        $ 86,876,144      100.00%
                           =======      ============    ==========

                             MINIMUM MORTGAGE RATES

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF MINIMUM           MORTGAGE   PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)          LOANS       OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
 2.001 - 3.000 ...........    193     $ 75,499,087        86.90%        391,187        5.576        357           728       72.6
 3.001 - 4.000 ...........      4        1,338,950         1.54         334,738        6.581        352           741       77.6
 5.001 - 6.000 ...........     30        5,684,278         6.54         189,476        5.704        359           704       78.6
 6.001 - 7.000 ...........     23        4,085,109         4.70         177,613        6.356        359           697       79.0
 7.001 - 8.000 ...........      2          268,720         0.31         134,360        7.273        359           690       80.0
                           -------    ------------    ----------
   Total ................     252     $ 86,876,144       100.00%
                           =======    ============    ==========

                           INITIAL PERIODIC RATE CAPS

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
INITIAL PERIODIC          MORTGAGE    PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
RATE CAP (%)               LOANS        OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
 2.000 ..................   108         $ 36,631,772        42.17%      339,183        5.681        357           726       73.8
 3.000 ..................    92           22,826,334        26.27       248,112        5.690        358           712       74.8
 4.000 ..................     2              337,451         0.39       168,726        6.013        356           660       80.0
 6.000 ..................    50           27,080,587        31.17       541,612        5.542        357           736       71.70
                          -------       ------------     ----------
   Total ................   252         $ 86,876,144       100.00%
                          =======       ============     ==========

                          SUBSEQUENT PERIODIC RATE CAPS

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
SUBSEQUENT PERIODIC       MORTGAGE    PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
RATE CAP (%)               LOANS        OUTSTANDING        GROUP 1   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       --------   ---------------  --------    --------      -----  -------------
  1.000 ..................    85       $ 17,128,134         19.72%       201,507        5.784        357          698       75.5
  2.000 ..................   167         69,748,010         80.28        417,653        5.606        357          732       72.9
                          -------      ------------      ----------
   Total ................    252       $ 86,876,144        100.00%
                          =======      ============      ==========

                                  LOAN GROUP 2

                                  LOAN PROGRAMS

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE    PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN PROGRAM                LOANS        OUTSTANDING       GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       ------------       -------   ---------------  --------    --------      -----  -------------
 5/1 One-Year CMT -
   Interest-Only..........     2         $   472,785         0.24%      236,393        5.241        358           698      70.2
 5/25 Six-Month LIBOR.....    26           5,351,385         2.67       205,822        6.319        357           702      78.3
 5/25 Six-Month LIBOR -
   Interest Only..........   297          69,529,415        34.66       234,106        6.251        358           715      77.3
 5/1 One-Year LIBOR.......    28           5,940,249         2.96       212,152        5.848        358           691      64.3
 5/1 One-Year LIBOR -
   Interest-Only .........   480         119,284,210        59.47       248,509        5.965        359           702      75.3
                           -------      ------------     ----------
   Total .................   833        $200,578,044       100.00%
                           =======      ============     ==========

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
RANGE OF                  NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
CURRENT MORTGAGE LOAN     MORTGAGE    PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
PRINCIPAL BALANCES ($)      LOANS        OUTSTANDING       GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       ------------       -------   ---------------  --------     --------      -----  ------------
      0.01 -  50,000.00...     1         $    40,148        0.02%         40,148     5.875           353          754       85.0
 50,000.01 - 100,000.00...    19           1,603,909        0.80          84,416     6.323           357          742       74.3
100,000.01 - 150,000.00...    83          10,891,802        5.43         131,227     6.181           358          709       77.1
150,000.01 - 200,000.00...   165          29,263,212       14.59         177,353     6.163           358          705       75.3
200,000.01 - 250,000.00...   174          39,454,362       19.67         226,749     6.110           358          703       76.1
250,000.01 - 300,000.00...   192          52,878,437       26.36         275,409     6.039           358          711       76.7
300,000.01 - 350,000.00...   148          47,857,113       23.86         323,359     5.971           358          701       75.3
350,000.01 - 400,000.00...    47          16,891,560        8.42         359,395     6.091           358          710       73.7
400,000.01 - 450,000.00...     4           1,697,500        0.85         424,375     5.973           359          712       66.5
                           -------     -------------     --------
    Total.................   833        $200,578,044      100.00%
                           =======     =============     ========

-----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 2 was approximately $240,790.

                           ORIGINAL PRINCIPAL BALANCES

                                                            % OF                     WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE      AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
RANGE OF                  NUMBER OF      AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
ORIGINAL PRINCIPAL        MORTGAGE    PRINCIPAL BALANCE   IN LOAN       BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
BALANCES ($)                LOANS        OUTSTANDING       GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       ------------       -------   ---------------  --------    --------      -----  -------------
      0.01 -  50,000.00...     1        $     40,148        0.02%          40,148       5.875         353         754      85.0
 50,000.01 - 100,000.00...    19           1,603,909        0.80           84,416       6.323         357         742      74.3
100,000.01 - 150,000.00...    83          10,891,802        5.43          131,227       6.181         358         709      77.1
150,000.01 - 200,000.00...   165          29,263,212       14.59          177,353       6.163         358         705      75.3
200,000.01 - 250,000.00...   174          39,454,362       19.67          226,749       6.110         358         703      76.1
250,000.01 - 300,000.00...   192          52,878,437       26.36          275,409       6.039         358         711      76.7
300,000.01 - 350,000.00...   148          47,857,113       23.86          323,359       5.971         358         701      75.3
350,000.01 - 400,000.00...    47          16,891,560        8.42          359,395       6.091         358         710      73.7
400,000.01 - 450,000.00...     4           1,697,500        0.85          424,375       5.973         359         712      66.5
                           -------     -------------     --------
   Total..................   833        $200,578,044      100.00%
                           =======     =============     ========


               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                            NUMBER OF     AGGREGATE        LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                            MORTGAGE  PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION      LOANS       OUTSTANDING       GROUP 2  OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------      -----       -----------       -------  ---------------  --------    --------      -----  -------------
 Alaska ....................    2      $   568,288          0.28%      284,144        6.297        358           746       80.0
 Alabama ...................    4          823,739          0.41       205,935        5.824        358           722       80.0
 Arizona ...................   52       11,097,360          5.53       213,411        6.223        358           706       76.5
 California ................  335       92,875,002         46.30       277,239        5.902        359           708       73.6
 Colorado ..................   23        4,899,159          2.44       213,007        6.098        358           709       81.2
 Connecticut ...............    4        1,002,320          0.50       250,580        6.730        358           662       79.7
 District of Columbia ......    3          798,600          0.40       266,200        5.837        358           732       82.8
 Delaware ..................    2          473,280          0.24       236,640        5.952        359           718       76.4
 Florida ...................   72       14,650,321          7.30       203,477        6.259        358           706       79.3
 Georgia ...................   18        3,067,552          1.53       170,420        5.912        358           708       78.1
 Hawaii ....................    3        1,100,300          0.55       366,767        6.296        359           736       80.0
 Iowa ......................    1           92,817          0.05        92,817        5.875        356           687       80.0
 Idaho .....................    4          681,832          0.34       170,458        6.441        358           709       66.1
 Illinois ..................   20        3,752,719          1.87       187,636        6.153        359           687       79.0
 Indiana ...................    1          101,397          0.05       101,397        6.000        358           787       80.0
 Kentucky ..................    5          955,600          0.48       191,120        5.902        359           665       72.4
 Massachusetts .............    8        2,216,861          1.11       277,108        6.246        359           675       78.5


                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                            NUMBER OF     AGGREGATE        LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                            MORTGAGE  PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION      LOANS       OUTSTANDING       GROUP 2  OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------      -----       -----------       -------  ---------------  --------    --------      -----  -------------
 Maryland ..................     14        3,745,950        1.87         267,568      6.028         358          690       78.0
 Michigan ..................      5          783,945        0.39         156,789      6.144         356          690       79.1
 Minnesota .................     11        2,272,002        1.13         206,546      6.117         358          725       77.8
 Missouri ..................      3          606,640        0.3          202,213      6.046         358          699       79.8
 Mississippi ...............      1          267,920        0.13         267,920      5.500         357          630       80.0
 Montana ...................      1          234,973        0.12         234,973      6.500         359          657       58.0
 North Carolina ............      7          886,615        0.44         126,659      5.628         358          744       74.7
 New Hampshire .............      1          155,000        0.08         155,000      5.500         359          756       44.3
 New Jersey ................      8        2,006,931        1.00         250,866      6.524         357          709       68.1
 New Mexico ................      4          750,217        0.37         187,554      6.457         358          697       79.2
 Nevada ....................    127       28,790,588       14.35         226,698      6.426         358          707       78.5
 New York ..................      5        1,343,291        0.67         268,658      6.008         356          690       70.7
 Ohio ......................      6        1,232,060        0.61         205,343      6.309         359          656       80.2
 Oregon ....................      7        1,486,587        0.74         212,370      6.083         358          730       76.2
 Pennsylvania ..............      1          231,944        0.12         231,944      5.750         358          687       80.0
 South Carolina ............      3          649,785        0.32         216,595      5.583         358          670       70.3
 Tennessee .................      3          506,075        0.25         168,692      5.975         358          653       83.8
 Texas .....................      9        1,499,877        0.75         166,653      6.182         358          744       61.8
 Utah ......................      9        1,661,439        0.83         184,604      6.165         359          701       73.9
 Virginia ..................     25        6,339,869        3.16         253,595      5.892         358          710       76.2
 Washington ................     25        5,683,188        2.83         227,328      6.079         358          700       77.8
 Wisconsin .................      1          286,000        0.14         286,000      5.875         357          623      65.0
                             -------   -------------     --------
     Total..................    833     $200,578,044      100.00%
                             =======   =============     ========

---------------
(1) No more than approximately 1.507% of the Mortgage Loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF      AGGREGATE         LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF ORIGINAL         MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)    LOANS       OUTSTANDING       GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------    --------      -----  -------------
 0.01 - 50.00 ............    35       $  8,009,910        3.99%        228,855       5.723         358         720        40.7
50.01 - 55.00 ............    17          3,919,781        1.95         230,575       5.876         358         685        53.7
55.01 - 60.00 ............    18          4,576,556        2.28         254,253       5.744         358         700        57.7
60.01 - 65.00 ............    22          5,883,494        2.93         267,432       5.888         358         701        63.5
65.01 - 70.00 ............    54         13,969,427        6.96         258,693       6.003         358         688        68.5
70.01 - 75.00 ............    73         18,318,335        9.13         250,936       6.009         358         701        73.6
75.01 - 80.00 ............   566        135,998,554       67.80         240,280       6.110         358         709        79.5
80.01 - 85.00 ............     6          1,066,795        0.53         177,799       5.771         357         680        84.2
85.01 - 90.00 ............    31          6,133,447        3.06         197,853       6.322         358         705        89.2
90.01 - 95.00 ............    10          2,611,846        1.30         261,185       6.521         358         689        93.5
95.01 - 100.00 ...........     1             89,900        0.04          89,900       6.875         357         726       100.0
                           -------   --------------     -------
   Total .................   833       $200,578,044      100.00%
                           =======   ==============     =======

--------------------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 2 was approximately 75.71%.
(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 2 that may exist at the time of origination.

                            CURRENT MORTGAGE RATES(1)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF CURRENT          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)         LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
 4.501 - 5.000 ...........     5        $  1,503,300        0.75%       300,660        4.934        356          696       76.9
 5.001 - 5.500 ...........   110          27,468,413       13.69        249,713        5.420        358          706       72.1
 5.501 - 6.000 ...........   346          85,515,923       42.63        247,156        5.816        358          710       74.4
 6.001 - 6.500 ...........   228          53,762,030       26.80        235,798        6.322        358          705       77.6
 6.501 - 7.000 ...........   108          24,512,645       12.22        226,969        6.784        358          699       78.5
 7.001 - 7.500 ...........    31           6,960,748        3.47        224,540        7.299        358          694       81.2
 7.501 - 8.000 ...........     4             749,593        0.37        187,398        7.642        358          727       80.0
 8.001 - 8.500 ...........     1             105,391        0.05        105,391        8.125        357          638       80.0
                           -------     -------------     -------
    Total ................   833        $200,578,044      100.00%
                           =======     =============     =======

--------------------
(1)The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 was approximately 6.069% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.062% per annum.

                          TYPES OF MORTGAGED PROPERTIES

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
PROPERTY TYPE              LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
 Single Family Residence ..  398      $ 97,493,771         48.61%       244,959        6.000        358          700       74.5
 Planned Unit Development .  223        52,905,816         26.38        237,246        6.171        358          707       77.1
 Low-rise Condominium .....  182        40,995,245         20.44        225,249        6.038        358          717       77.5
 2-4 Family Residence .....   25         7,575,757          3.78        303,030        6.449        358          703       73.1
 High-rise Condominium ....    5         1,607,454          0.80        321,491        5.846        359          769       69.5
                           -------    -------------       -------
   Total ..................  833      $200,578,044        100.00%
                           =======    =============       =======

                                  LOAN PURPOSE

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN PURPOSE               LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
 Refinance (rate/term)      354         $ 86,282,446       43.02%     243,736        6.018          359          706      76.6
 Purchase ............      273           63,838,660       31.83      233,841        6.284          358          720      79.4
 Refinance (cash-out)       206           50,456,938       25.16      244,937        5.883          358          688      69.5
                         -------       -------------      -------
   Total .............      833         $200,578,044      100.00%
                         =======       =============      =======


                               OCCUPANCY TYPES(1)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE             LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
  Primary Residence .....  662          $162,663,760       81.10%      245,716        6.023         358          701       75.8
  Investment Property ...  102            21,930,214       10.93       215,002        6.315         358          727       73.6
  Secondary Residence ...   69            15,984,070        7.97       231,653        6.195         358          730       77.7
                         -------        -------------    -------
    Total ...............  833          $200,578,044      100.00%
                         =======        =============    =======

-----------------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
REMAINING TERM            MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)       LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
  360 ....................     4          $    940,600        0.47%    235,150        5.743         360          778      82.1
  359 ....................   459           113,534,372       56.60     247,352        6.067         359          703      75.1
  358 ....................   273            65,574,799       32.69     240,201        6.065         358          712      77.0
  357 ....................    51            10,696,185        5.33     209,729        6.144         357          697      75.1
  356 ....................    21             4,386,975        2.19     208,904        6.251         356          707      77.0
  355 ....................     9             2,101,180        1.05     233,464        6.116         355          702      73.8
  354 ....................     2               389,200        0.19     194,600        6.375         354          713      80.0
  353 ....................     5               993,950        0.50     198,790        5.969         353          720      64.3
  352 ....................     5             1,200,135        0.60     240,027        5.661         352          689      79.0
  351 ....................     1                79,967        0.04      79,967        5.750         351          760      76.2
  350 ....................     2               495,988        0.25     247,994        5.456         350          696      65.4
  349 ....................     1               184,693        0.09     184,693        5.250         349          693      57.8
                           -------       -------------     -------
    Total................    833          $200,578,044      100.00%
                           =======       =============     =======

-----------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 2 was approximately 358 months.

                             DOCUMENTATION PROGRAMS

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAM      LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
 Reduced ..................   522       $125,585,503       62.61%      240,585        6.203         358          710      76.3
 Full/Alternative .........   191         45,186,967       22.53       236,581        5.774         358          681      76.2
 Preferred ................    56         15,449,841        7.70       275,890        5.663         359          744      75.0
 No Income/No Asset .......    49         11,070,950        5.52       225,938        6.342         358          710      70.3
 Stated Income/
   Stated Asset ...........    13          2,944,584        1.47       226,506        5.880         357          685      68.1
 No Ratio .................     2            340,200        0.17       170,100        6.970         357          735      84.7
                           -------     -------------     -------
   Total ..................   833       $200,578,044      100.00%
                           =======     =============     =======

-----------------

                              FICO CREDIT SCORES(1)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF                  MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
FICO CREDIT SCORES          LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------        -------   ---------------  --------    --------      -----  -------------
 601 - 620 ..............      2         $    377,883        0.19%     188,941        6.593        358           620      72.4
 621 - 640 ..............     59           14,092,211        7.03      238,851        6.030        358           632      73.7
 641 - 660 ..............     98           23,339,098       11.64      238,154        6.042        358           652      74.5
 661 - 680 ..............    113           27,336,167       13.63      241,913        6.180        358           671      76.1
 681 - 700 ..............    134           33,275,685       16.59      248,326        6.119        358           690      76.3
 701 - 720 ..............    111           27,338,517       13.63      246,293        6.106        358           710      76.3
 721 - 740 ..............     93           22,769,088       11.35      244,829        6.116        358           729      77.8
 741 - 760 ..............     94           21,813,158       10.88      232,055        5.919        358           750      76.0
 761 - 780 ..............     68           15,996,989        7.98      235,250        5.924        358           772      74.0
 781 - 800 ..............     51           12,293,989        6.13      241,059        6.023        359           789      74.3
 801 - 820 ..............     10            1,945,258        0.97      194,526        6.210        358           806      77.3
                           -------      -------------     -------
   Total ................    833         $200,578,044      100.00%
                           =======      =============     =======

-----------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 2 was approximately 706.

                        MONTHS TO INITIAL ADJUSTMENT DATE

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
MONTHS TO INITIAL         MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
ADJUSTMENT DATE             LOANS       OUTSTANDING       GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
49...................           1        $    184,693        0.09%      184,693        5.250         349         693      57.8
50...................           2             495,988        0.25       247,994        5.456         350         696      65.4
51...................           1              79,967        0.04        79,967        5.750         351         760      76.2
52...................           5           1,200,135        0.60       240,027        5.661         352         689      79.0
53...................           5             993,950        0.50       198,790        5.969         353         720      64.3
54...................           2             389,200        0.19       194,600        6.375         354         713      80.0
55...................           9           2,101,180        1.05       233,464        6.116         355         702      73.8
56...................          21           4,386,975        2.19       208,904        6.251         356         707      77.0
57...................          51          10,696,185        5.33       209,729        6.144         357         697      75.1
58...................         273          65,574,799       32.69       240,201        6.065         358         712      77.0
59...................         459         113,534,372       56.60       247,352        6.067         359         703      75.1
60...................           4             940,600        0.47       235,150        5.743         360         778      82.1
                           -------      -------------     -------
   Total ............         833        $200,578,044      100.00%
                           =======      =============     =======


                                GROSS MARGINS(1)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF                  MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
GROSS MARGINS (%)           LOANS       OUTSTANDING       GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------    --------      -----  -------------
 2.001 - 3.000 ...........  796        $192,253,027         95.85%     241,524        6.044         358          707      75.6
 3.001 - 4.000 ...........   25           5,537,849          2.76      221,514        6.518         358          691      78.0
 4.001 - 5.000 ...........   11           2,651,168          1.32      241,015        6.872         358          706      79.4
 5.001 - 6.000 ...........    1             136,000          0.07      136,000        6.950         359          688      80.0
                          -------      ------------       -------
    Total ................  833        $200,578,044        100.00%
                          =======      ============       =======

-------------------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 2 was approximately 2.364%.

                             MAXIMUM MORTGAGE RATES

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF MAXIMUM          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)          LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
  9.001 - 10.000 ........      4    $  1,153,300            0.57%      288,325        4.914         356           712      79.4
 10.001 - 11.000 ........    354      87,308,230           43.53       246,633        5.700         359           706      73.8
 11.001 - 12.000 ........    302      73,082,572           36.44       241,995        6.217         358           705      75.9
 12.001 - 13.000 ........    159      36,391,789           18.14       228,879        6.601         358           710      79.3
 13.001 - 14.000 ........     13       2,536,762            1.26       195,136        7.297         358           702      83.0
 14.001 - 15.000 ........      1         105,391            0.05       105,391        8.125         357           638      80.0
                           ------   ------------          -------
   Total ................    833    $200,578,044          100.00%
                           ======   ============          =======

-------------------

                            INITIAL ADJUSTMENT DATES

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
INITIAL ADJUSTMENT DATE     LOANS       OUTSTANDING       GROUP 2   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 January 2010 ...........     1          $    184,693        0.09%     184,693        5.250         349           693      57.8
 February 2010 ..........     2               495,988        0.25      247,994        5.456         350           696      65.4
 March 2010 .............     1                79,967        0.04       79,967        5.750         351           760      76.2
 April 2010 .............     5             1,200,135        0.60      240,027        5.661         352           689      79.0
 May 2010 ...............     5               993,950        0.50      198,790        5.969         353           720      64.3
 June 2010 ..............     2               389,200        0.19      194,600        6.375         354           713      80.0
 July 2010 ..............     9             2,101,180        1.05      233,464        6.116         355           702      73.8
 August 2010 ............    21             4,386,975        2.19      208,904        6.251         356           707      77.0
 September 2010 .........    51            10,696,185        5.33      209,729        6.144         357           697      75.1
 October 2010 ...........   273            65,574,799       32.69      240,201        6.065         358           712      77.0
 November 2010 ..........   459           113,534,372       56.60      247,352        6.067         359           703      75.1
 December 2010 ..........     4               940,600        0.47      235,150        5.743         360           778      82.1
                          ------        -------------      -------
    Total ...............   833          $200,578,044      100.00%
                          ======        =============      =======

                             MINIMUM MORTGAGE RATES

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE    AVERAGE       AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS     PRINCIPAL      CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF MINIMUM          MORTGAGE   PRINCIPAL BALANCE    IN LOAN     BALANCE       MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)          LOANS       OUTSTANDING        GROUP 2  OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------        -------  ---------------  --------     --------      -----  -------------
 2.001 - 3.000 ..........    795        $192,043,027       95.74%     241,564         6.044         358           707      75.6
 3.001 - 4.000 ..........     25           5,537,849        2.76      221,514         6.518         358           691      78.0
 4.001 - 5.000 ..........     10           2,545,776        1.27      254,578         6.820         358           709      79.3
 6.001 - 7.000 ..........      2             346,000        0.17      173,000         6.449         358           704      71.5
 8.001 - 9.000 ..........      1             105,391        0.05      105,391         8.125         357           638      80.0
                          ------       -------------      -------
    Total ...............    833        $200,578,044      100.00%
                          ======       =============      =======

                           INITIAL PERIODIC RATE CAPS

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
INITIAL PERIODIC          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
RATE CAP (%)               LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
 2.000 ...................     5        $    832,613        0.42%      166,523        5.657         357          662      55.8
 3.000 ...................     7           1,419,348        0.71       202,764        6.748         358          649      79.9
 5.000 ...................   579         140,668,544       70.13       242,951        6.009         359          703      75.2
 6.000 ...................   242          57,657,538       28.75       238,254        6.202         358          716      77.2
                          ------        -------------     -------
   Total .................   833        $200,578,044     100.00%
                          ======        =============     =======



                          SUBSEQUENT PERIODIC RATE CAPS

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
SUBSEQUENT PERIODIC       MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
RATE CAP (%)               LOANS       OUTSTANDING        GROUP 2   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------    --------      -----  -------------
 1.000 ....................    84        $ 17,943,994        8.95%      213,619      6.389         357           709      77.5
 2.000 ....................   748         182,406,049       90.94       243,858      6.037         358           706      75.5
 2.750 ....................     1             228,000        0.11       228,000      6.250         357           764      80.0
                            ------      -------------     -------
   Total ..................   833        $200,578,044      100.00%
                            ======      =============     =======

                                  LOAN GROUP 3

                                  LOAN PROGRAMS

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN PROGRAM                LOANS       OUTSTANDING       GROUP 3   OUTSTANDING ($)  RATE (%)     (MONTHS)     SCORE     RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------     -----  -------------
 5/1 One-Year CMT .........      4      $  1,960,770        0.46%      490,192        5.365         357         744      79.1
 5/1 One-Year CMT -
   Interest-Only ..........      4           964,500        0.23       241,125        5.985         359         669      66.4
 5/25 Six-Month LIBOR .....     29         7,807,553        1.85       269,226        5.961         356         714      76.0
 5/25 Six-Month LIBOR -
   Interest-Only ..........    250        75,151,936       17.77       300,608        6.273         358         704      77.2
 5/1 One-Year LIBOR .......     91        29,237,537        6.91       321,292        5.708         358         715      72.8
 5/1 One-Year LIBOR-
   Interest Only ..........    872       307,734,416       72.78       352,906        5.904         358         714      74.7
                            ------     -------------     -------
   Total ..................  1,250      $422,856,711     100.00%
                            ======     =============     =======


                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
RANGE OF                  NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
CURRENT MORTGAGE LOAN     MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
PRINCIPAL BALANCES ($)     LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
        0.01 -   50,000.00 ...     5     $    207,339        0.05%       41,468       6.738         358          700     56.2
   50,000.01 -  100,000.00 ...    81        6,697,498        1.58        82,685       6.316         357          700     74.6
  100,000.01 -  150,000.00 ...   157       20,081,661        4.75       127,909       6.174         358          693     76.7
  150,000.01 -  200,000.00 ...   157       27,562,526        6.52       175,557       6.149         358          697     76.4
  200,000.01 -  250,000.00 ...   134       30,091,609        7.12       224,564       6.109         358          696     77.8
  250,000.01 -  300,000.00 ...   108       29,712,632        7.03       275,117       6.057         358          697     76.4
  300,000.01 -  350,000.00 ...    80       25,691,342        6.08       321,142       6.038         358          698     77.8
  350,000.01 -  400,000.00 ...   109       41,417,851        9.79       379,980       6.024         358          698     76.0
  400,000.01 -  450,000.00 ...   106       45,075,552       10.66       425,241       5.854         358          734     75.0
  450,000.01 -  500,000.00 ...    70       33,433,339        7.91       477,619       5.977         358          719     74.5
  500,000.01 -  550,000.00 ...    62       32,588,403        7.71       525,619       5.883         358          726     76.3
  550,000.01 -  600,000.00 ...    51       29,491,192        6.97       578,259       5.849         358          718     75.7


                                                            % OF                    WEIGHTED     WEIGHTED    WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE     AVERAGE    AVERAGE
RANGE OF                  NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
CURRENT MORTGAGE LOAN     MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE   TO MATURITY    CREDIT  LOAN-TO-VALUE
PRINCIPAL BALANCES ($)     LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------    --------      -----  -------------
  600,000.01 -  650,000.00 ...    49       31,008,110        7.33       632,819       5.897         358          718     73.8
  650,000.01 -  700,000.00 ...    15       10,222,038        2.42       681,469       5.565         359          743     73.1
  700,000.01 -  750,000.00 ...    11        8,033,393        1.90       730,308       5.681         359          719     71.8
  750,000.01 -1,000,000.00 ...    49       43,891,412       10.38       895,743       5.771         358          726     70.2
1,000,000.01 -1,500,000.00 ...     6        7,650,814        1.81     1,275,136       6.013         353          672     68.9
                               ------   -------------      -------
     Total ................... 1,250     $422,856,711      100.00%
                               ======   =============      =======

----------------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 3 was approximately $338,285.

                           ORIGINAL PRINCIPAL BALANCES

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
RANGE OF                  NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT    REMAINING TERM   FICO     ORIGINAL
ORIGINAL PRINCIPAL        MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
BALANCES ($)                LOANS       OUTSTANDING       GROUP 3   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
        0.01 -   50,000.00...     5       $     207,339      0.05%        41,468       6.738         358           700     56.2
   50,000.01 -  100,000.00...    81           6,697,498      1.58         82,685       6.316         357           700     74.6
  100,000.01 -  150,000.00...   156          19,941,161      4.72        127,828       6.167         358           693     76.6
  150,000.01 -  200,000.00...   157          27,562,526      6.52        175,557       6.149         358           697     76.4
  200,000.01 -  250,000.00...   134          30,091,609      7.12        224,564       6.109         358           696     77.8
  250,000.01 -  300,000.00...   107          29,413,777      6.96        274,895       6.065         358           697     76.4
  300,000.01 -  350,000.00...    79          25,386,142      6.00        321,344       6.039         358           697     77.7
  350,000.01 -  400,000.00...   110          41,479,551      9.81        377,087       6.024         358           698     75.9
  400,000.01 -  450,000.00...   106          45,022,863     10.65        424,744       5.857         358           734     75.1
  450,000.01 -  500,000.00...    70          33,433,339      7.91        477,619       5.977         358           719     74.5
  500,000.01 -  550,000.00...    63          32,887,257      7.78        522,020       5.878         358           727     76.3
  550,000.01 -  600,000.00...    51          29,491,192      6.97        578,259       5.849         358           718     75.7
  600,000.01 -  650,000.00...    50          31,444,799      7.44        628,896       5.896         358           719     73.8
  650,000.01 -  700,000.00...    15          10,222,038      2.42        681,469       5.565         359           743     73.1
  700,000.01 -  750,000.00...    11           8,033,393      1.90        730,308       5.681         359           719     71.8
  750,000.01 -1,000,000.00...    49          43,891,412     10.38        895,743       5.771         358           726     70.2
1,000,000.01 -1,500,000.00...     6           7,650,814      1.81      1,275,136       6.013         353           672     68.9
                              ------      -------------   -------
     Total................... 1,250       $ 422,856,711    100.00%
                              ======      =============   =======

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF     AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION     LOANS       OUTSTANDING       GROUP 3   OUTSTANDING ($)   RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------   --------    --------      -----  -------------
 Alaska......................     3      $     664,751       0.16%      221,584      5.845         358           696        77.5
 Alabama.....................     7          1,892,008       0.45       270,287      5.745         357           688        65.5
 Arkansas....................     1            142,400       0.03       142,400      6.000         356           738        80.0
 Arizona.....................    92         25,557,219       6.04       277,796      6.205         357           709        74.9
 California..................   406        195,313,082      46.19       481,067      5.859         358           723        74.0
 Colorado....................    49         11,376,860       2.69       232,181      5.933         358           697        76.3
 Connecticut.................     6            936,220       0.22       156,037      6.639         358           647        77.7
 District of Columbia........     4          2,312,400       0.55       578,100      5.553         357           727        70.7
 Delaware....................     2            564,020       0.13       282,010      6.587         359           771        79.5
 Florida.....................   137         36,946,976       8.74       269,686      6.243         358           710        75.2
 Georgia.....................    48          8,720,124       2.06       181,669      5.819         358           692        80.0
 Hawaii......................     6          2,555,019       0.60       425,836      5.867         358           704        80.4
 Iowa........................     1             93,404       0.02        93,404      5.750         358           733        90.0
 Idaho.......................     8          1,598,688       0.38       199,836      5.962         359           697        79.4
 Illinois....................    42         12,754,321       3.02       303,674      5.907         358           709        72.6
 Indiana.....................     4            442,120       0.10       110,530      6.675         358           645        82.4
 Kansas......................     2            142,048       0.03        71,024      5.500         358           642        82.4
 Kentucky....................    10          2,209,881       0.52       220,988      5.786         358           675        82.5
 Massachusetts...............    13          4,773,620       1.13       367,202      6.041         357           712        75.6
 Maryland....................    25          7,757,247       1.83       310,290      5.893         358           703        77.4
 Michigan....................    16          3,585,398       0.85       224,087      6.059         357           691        74.6
 Minnesota...................    12          3,183,746       0.75       265,312      6.257         357           702        80.9
 Missouri....................     6          1,401,404       0.33       233,567      5.797         358           656        79.0
 Mississippi.................     2            558,500       0.13       279,250      4.810         356           741        73.7
 Montana.....................     4            766,393       0.18       191,598      6.023         357           700        80.5
 North Carolina..............    17          5,107,867       1.21       300,463      5.982         358           705        69.9
 New Hampshire...............     4          1,154,000       0.27       288,500      6.144         356           709        72.5
 New Jersey..................    10          3,534,672       0.84       353,467      6.002         358           699        78.4
 New Mexico..................     1             77,200       0.02        77,200      6.875         358           749        80.0
 Nevada......................    97         27,939,619       6.61       288,037      6.213         358           701        77.9
 New York....................     3          1,360,977       0.32       453,659      6.451         357           691        80.0
 Ohio........................    10          2,150,011       0.51       215,001      5.675         359           721        78.0
 Oklahoma....................     3            216,475       0.05        72,158      6.688         358           653        81.1
 Oregon......................    24          6,384,632       1.51       266,026      6.159         359           703        74.1
 Pennsylvania................     6          1,316,879       0.31       219,480      5.809         357           694        81.0


                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF     AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION     LOANS       OUTSTANDING       GROUP 3   OUTSTANDING ($)   RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------   --------    --------      -----  -------------
 Rhode Island..............     1             91,120        0.02        91,120      6.125           359           679       80.0
 South Carolina............    10          1,669,628        0.39       166,963      6.191           358           700       80.1
 South Dakota..............     1            117,500        0.03       117,500      5.375           359           684       80.0
 Tennessee.................     8          1,746,044        0.41       218,256      6.034           358           718       76.5
 Texas.....................    22          4,890,051        1.16       222,275      5.925           358           719       73.4
 Utah......................    15          3,740,261        0.88       249,351      6.339           358           686       79.6
 Virginia..................    61         24,209,964        5.73       396,885      5.727           358           704       74.3
 Washington................    41          8,950,872        2.12       218,314      5.828           358           695       75.9
 Wisconsin.................     8          1,635,098        0.39       204,387      5.884           357           649       82.8
 WestVirginia..............     1            224,972        0.05       224,972      5.500           358           629       79.0
 Wyoming...................     1             91,018        0.02        91,018      6.000           358           717       79.9
                            ------     -------------    ---------      338,285      5.955           358           712       75.0
     Total.................  1,250     $ 422,856,711      100.00%
                            ======     =============    =========

 ---------
(1) No more than approximately 0.793% of the Mortgage Loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF     AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF ORIGINAL          MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)    LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
   0.01 -  50.00.....         43        $ 13,730,289       3.25%     319,309          5.907         358           706       42.3
  50.01 -  55.00.....         17           5,678,521       1.34      334,031          5.714         359           734       53.5
  55.01 -  60.00.....         31          14,002,869       3.31      451,705          5.663         358           720       57.7
  60.01 -  65.00.....         50          22,150,982       5.24      443,020          5.886         357           713       62.9
  65.01 -  70.00.....        109          42,620,141      10.08      391,010          5.865         358           712       68.6
  70.01 -  75.00.....        155          64,519,704      15.26      416,256          5.877         358           718       73.8
  75.01 -  80.00.....        750         238,494,340      56.40      317,992          5.989         358           713       79.7
  80.01 -  85.00.....          8           1,909,429       0.45      238,679          6.020         358           662       84.1
  85.01 -  90.00.....         60          14,033,544       3.32      233,892          6.381         357           685       89.1
  90.01 -  95.00.....         25           5,195,993       1.23      207,840          6.330         357           684       94.1
  95.01 - 100.00.....          2             520,900       0.12      260,450          6.574         355           700      100.0
                          ------       -------------    -------
   Total ............      1,250        $422,856,711     100.00%
                          ======       =============    =======

---------------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 3 was approximately 75.02%.
(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 3 that may exist at the time of origination.

                            CURRENT MORTGAGE RATES(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF     AGGREGATE         LOANS       PRINCIPAL     CURRENT   REMAINING TERM   FICO     ORIGINAL
RANGE OF CURRENT           MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE    TO MATURITY   CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)          LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
  4.001 - 4.500 ..........      3       $  1,203,500       0.28%     401,167          4.420        356            751      71.6
  4.501 - 5.000 ..........     27         14,692,328       3.47      544,160          4.900        358            722      72.6
  5.001 - 5.500 ..........    209         80,440,872      19.02      384,885          5.380        358            724      74.1
  5.501 - 6.000 ..........    488        175,238,629      41.44      359,096          5.811        358            716      73.9
  6.001 - 6.500 ..........    314         97,574,529      23.08      310,747          6.308        358            705      76.2
  6.501 - 7.000 ..........    139         36,504,838       8.63      262,625          6.782        358            694      77.1
  7.001 - 7.500 ..........     56         14,438,133       3.41      257,824          7.282        358            687      80.6
  7.501 - 8.000 ..........     14          2,763,883       0.65      197,420          7.761        358            667      86.4
                            ------     -------------    -------
    Total ................  1,250       $422,856,711     100.00%
                            ======     =============    =======

---------------
(1)The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 was approximately 5.955% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 5.949% per annum.


                          TYPES OF MORTGAGED PROPERTIES

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF     AGGREGATE         LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
PROPERTY TYPE               LOANS       OUTSTANDING       GROUP 3   OUTSTANDING ($)  RATE (%)     (MONTHS)      SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 Single Family Residence ...    648     $221,108,531        52.29%     341,217        5.950         358           709      74.5
 Planned Unit Development ..    391      138,335,673        32.71      353,800        5.937         358           715      75.0
 Low-rise Condominium ......    170       44,527,267        10.53      261,925        6.011         358           714      78.8
 High-rise Condominium .....     20       10,341,400         2.45      517,070        5.947         354           725      71.7
 2-4 Family Residence ......     21        8,543,839         2.02      406,849        6.095         358           714      71.8
                             ------    -------------      -------
   Total ...................  1,250     $422,856,711       100.00%
                             ======    =============      =======

                                  LOAN PURPOSE

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF     AGGREGATE         LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                 LOANS      OUTSTANDING       GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------    --------       -----  -------------
 Purchase.................   515         $198,875,062        47.03%     386,165       5.948         358           724     78.0
 Refinance (rate/term)....   444          119,325,990        28.22      268,752       5.960         358           706     73.5
 Refinance (cash-out).....   291          104,655,659        24.75      359,641       5.962         358           697     71.2
                          ------        -------------      -------
   Total.................. 1,250         $422,856,711       100.00%
                          ======        =============      =======

                               OCCUPANCY TYPES(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                           NUMBER OF     AGGREGATE         LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                           MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
 OCCUPANCY TYPE             LOANS      OUTSTANDING       GROUP 3   OUTSTANDING ($)  RATE (%)     (MONTHS)       SCORE    RATIO (%)
-----------------------     -----      -----------       -------   ---------------  --------     --------       -----  -------------
 Primary Residence..........   1,006      $366,238,992      86.61%     364,055        5.911        358           711      75.0
 Investment Property........     160        31,552,895       7.46      197,206        6.440        358           719      75.2
 Secondary Residence........      84        25,064,825       5.93      298,391        5.986        358           724      75.4
                              ------     -------------     -------
   Total....................   1,250      $422,856,711     100.00%
                              ======     =============     =======

(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
REMAINING TERM            MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)       LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 360....................        9       $  5,061,850     1.20%          562,428      5.630         360           752      75.4
 359....................      632        215,377,912     50.93          340,788      5.943         359           716      74.2
 358....................      357        118,514,675     28.03          331,974      5.990         358           709      75.7
 357....................      101         31,909,969      7.55          315,940      6.135         357           700      77.0
 356....................       70         25,674,554      6.07          366,779      5.900         356           711      77.5
 355....................       44         12,085,966      2.86          274,681      5.946         355           702      77.0
 354....................       10          3,588,848      0.85          358,885      5.847         354           725      80.0
 353....................       12          4,438,028      1.05          369,836      5.467         353           695      68.0
 352....................        6          2,914,429      0.69          485,738      5.518         352           735      68.7
 351....................        3            793,153      0.19          264,384      6.051         351           647      74.0
 350....................        1             62,716      0.01           62,716      7.750         350           668      95.0
 349....................        2            249,794      0.06          124,897      6.000         349           663      80.9
 346....................        1            541,316      0.13          541,316      5.500         346           790      64.7
 341....................        1            143,500      0.03          143,500      5.625         341           634      76.1
 335....................        1          1,500,000      0.35        1,500,000      5.875         335           690      62.8
                           ------      -------------    -------
   Total................    1,250       $422,856,711    100.00%
                           ======      =============    =======

------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 3 was approximately 358 months.

                             DOCUMENTATION PROGRAMS

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAM      LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 Reduced .................    707       $241,321,461        57.07%     341,332       6.102         358           713      74.7
 Full/Alternative ........    332         96,855,893        22.91      291,735       5.759         358           685      75.9
 Preferred ...............    128         65,260,698        15.43      509,849       5.615         358           748      75.6
 No Income/No Asset ......     60         13,255,774         3.13      220,930       6.339         357           720      70.8
 Stated Income/
  Stated Asset ...........     13          2,880,377         0.68      221,567       6.069         358           691      75.8
 No Ratio ................      5          1,900,818         0.45      380,164       6.379         358           733      79.3
 Streamline ..............      4            980,563         0.23      245,141       5.671         358           652      73.4
 Full-DU .................      1            401,129         0.09      401,129       5.125         359           743      80.0
                           ------      -------------      -------
   Total .................  1,250      $ 422,856,711       100.00%
                           ======      =============      =======

                              FICO CREDIT SCORES(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
RANGE OF                   MORTGAGE  PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
FICO CREDIT SCORES          LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)      SCORE     RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
 561 - 580 .................     1       $   198,172         0.05%    198,172         6.000         351           573     33.9
 581 - 600 .................     2           357,711         0.08     178,856         5.486         358           588     59.9
 601 - 620 .................    17         6,037,168         1.43     355,128         5.900         356           616     74.1
 621 - 640 .................   107        29,547,575         6.99     276,146         6.079         358           631     76.1
 641 - 660 .................   157        40,253,200         9.52     256,390         6.071         358           651     77.7
 661 - 680 .................   162        45,363,589        10.73     280,022         6.217         358           671     74.3
 681 - 700 .................   150        52,312,427        12.37     348,750         6.109         358           690     72.9
 701 - 720 .................   168        68,335,521        16.16     406,759         5.938         358           710     76.5
 721 - 740 .................   115        41,097,971         9.72     357,374         5.922         358           731     75.5
 741 - 760 .................   135        49,910,571        11.80     369,708         5.750         358           751     75.6
 761 - 780 .................   143        52,572,284        12.43     367,638         5.831         358           771     74.6
 781 - 800 .................    75        30,649,858         7.25     408,665         5.695         358           789     72.4
 801 - 820 .................    17         5,720,665         1.35     336,510         5.878         358           808     72.5
 Unknown ...................     1           500,000         0.12     500,000         5.875         359           N/A     56.1
                             ------     -------------      -------
   Total ................... 1,250      $ 422,856,711      100.00%
                             ======     =============      =======

------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 3 was approximately 712.

                        MONTHS TO INITIAL ADJUSTMENT DATE

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
MONTHS TO INITIAL         MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
ADJUSTMENT DATE             LOANS       OUTSTANDING        GROUP 3  OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------     -----       -----------       -------   ---------------  --------     --------      -----  -------------
35.......................      1         $  1,500,000       0.35%      1,500,000      5.875        335            690     62.8
41.......................      1              143,500       0.03         143,500      5.625        341            634     76.1
46.......................      1              541,316       0.13         541,316      5.500        346            790     64.7
49.......................      2              249,794       0.06         124,897      6.000        349            663     80.9
50.......................      1               62,716       0.01          62,716      7.750        350            668     95.0
51.......................      3              793,153       0.19         264,384      6.051        351            647     74.0
52.......................      6            2,914,429       0.69         485,738      5.518        352            735     68.7
53.......................     12            4,438,028       1.05         369,836      5.467        353            695     68.0
54.......................     10            3,588,848       0.85         358,885      5.847        354            725     80.0
55.......................     44           12,085,966       2.86         274,681      5.946        355            702     77.0
56.......................     70           25,674,554       6.07         366,779      5.900        356            711     77.5
57.......................    101           31,909,969       7.55         315,940      6.135        357            700     77.0
58.......................    357          118,514,675      28.03         331,974      5.990        358            709     75.7
59.......................    632          215,377,912      50.93         340,788      5.943        359            716     74.2
60.......................      9            5,061,850       1.20         562,428      5.630        360            752     75.4
                          ------        -------------    -------
     Total   ............  1,250        $ 422,856,711     100.00%
                           ======       =============    =======


                                GROSS MARGINS(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
RANGE OF GROSS            MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
MARGINS (%)                LOANS       OUTSTANDING        GROUP 3  OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------       -------   ---------------  --------     --------      -----   -------------
  1.001 - 2.000 ........       2         $    973,500       0.23%     486,750         5.682        357           736      76.1
  2.001 - 3.000 ........   1,191          408,942,214      96.71      343,360         5.931        358           713      74.8
  3.001 - 4.000 ........      50           10,498,730       2.48      209,975         6.750        357           676      81.8
  4.001 - 5.000 ........       6            1,903,903       0.45      317,317         6.976        358           716      81.3
  5.001 - 6.000 ........       1              538,364       0.13      538,364         5.950        357           668      80.0
                           ------        -------------    -------
    Total ..............   1,250         $ 422,856,711    100.00%
                           ======       =============    =======

--------------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 3 was approximately 2.325%.

                             MAXIMUM MORTGAGE RATES

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
RANGE OF MAXIMUM          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)         LOANS       OUTSTANDING        GROUP 3  OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------       -------   ---------------  --------     --------      -----   -------------
  9.001 - 10.000 .........    26         $ 14,299,276       3.38%      549,972       4.862         358           719      73.6
 10.001 - 11.000 .........   577          208,058,166      49.20       360,586       5.661         358           719      74.5
 11.001 - 12.000 .........   447          140,903,326      33.32       315,220       6.186         358           705      74.4
 12.001 - 13.000 .........   172           51,603,151      12.2        300,018       6.649         358           706      79.1
 13.001 - 14.000 .........    24            5,393,243       1.28       224,718       7.507         358           671      82.7
 15.001 - 16.000 .........     3            1,841,672       0.44       613,891       5.869         337           673      60.7
 16.001 - 17.000 .........     1              757,877       0.18       757,877       6.375         357           686      76.8
                           ------       -------------    -------
   Total ................. 1,250        $ 422,856,711     100.00%
                           ======       =============    =======

                            INITIAL ADJUSTMENT DATES

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
INITIAL ADJUSTMENT DATE    LOANS       OUTSTANDING        GROUP 3  OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------       -------   ---------------  --------     --------      -----   -------------
 November 2008 ...........       1       $  1,500,000       0.35%     1,500,000       5.875        335           690      62.8
 May 2009 ................       1            143,500       0.03        143,500       5.625        341           634      76.1
 October 2009 ............       1            541,316       0.13        541,316       5.500        346           790      64.7
 January 2010 ............       2            249,794       0.06        124,897       6.000        349           663      80.9
 February 2010 ...........       1             62,716       0.01         62,716       7.750        350           668      95.0
 March 2010 ..............       3            793,153       0.19        264,384       6.051        351           647      74.0
 April 2010 ..............       6          2,914,429       0.69        485,738       5.518        352           735      68.7
 May 2010 ................      12          4,438,028       1.05        369,836       5.467        353           695      68.0
 June 2010 ...............      10          3,588,848       0.85        358,885       5.847        354           725      80.0
 July 2010 ...............      44         12,085,966       2.86        274,681       5.946        355           702      77.0
 August 2010 .............      70         25,674,554       6.07        366,779       5.900        356           711      77.5
 September 2010 ..........     101         31,909,969       7.55        315,940       6.135        357           700      77.0
 October 2010 ............     357        118,514,675      28.03        331,974       5.990        358           709      75.7
 November 2010 ...........     632        215,377,912      50.93        340,788       5.943        359           716      74.2
 December 2010 ...........       9          5,061,850       1.20        562,428       5.630        360           752      75.4
                            ------      -------------    -------
    Total ................   1,250      $ 422,856,711     100.00%
                            ======      =============    =======

                             MINIMUM MORTGAGE RATES

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
RANGE OF MINIMUM         MORTGAGE   PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)         LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 1.001 - 2.000 ..........       2         $    973,500       0.23%     486,750       5.682        357            736       76.1
 2.001 - 3.000 ..........   1,189          408,800,155      96.68      343,818       5.930        358            713       74.8
 3.001 - 4.000 ..........      50           10,498,730       2.48      209,975       6.750        357            676       81.8
 4.001 - 5.000 ..........       6            1,903,903       0.45      317,317       6.976        358            716       81.3
 5.001 - 6.000 ..........       1              538,364       0.13      538,364       5.950        357            668       80.0
 6.001 - 7.000 ..........       2              142,059       0.03       71,029       6.184        356            717       74.7
                            ------       -------------    -------
   Total ................   1,250        $ 422,856,711    100.00%
                            ======       =============    =======

                           INITIAL PERIODIC RATE CAPS

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
INITIAL PERIODIC         MORTGAGE   PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
RATE CAP (%)               LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 2.000 ..................       15      $  4,676,150          1.11%     311,743       5.775        349            679     66.5
 3.000 ..................       16         3,386,550          0.80      211,659       6.984        357            670     76.6
 5.000 ..................      970       325,942,780         77.08      336,023       5.909        358            712     75.0
 6.000 ..................      249        88,851,231         21.01      356,832       6.094        358            716     75.3
                            ------      -------------       -------
   Total ................    1,250      $ 422,856,711       100.00%
                            ======      =============       =======

                          SUBSEQUENT PERIODIC RATE CAPS

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
SUBSEQUENT PERIODIC      MORTGAGE   PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
RATE CAP (%)               LOANS       OUTSTANDING        GROUP 3   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 1.000 .................        83       $ 20,376,932         4.82%     245,505       6.347        356            702     77.9
 2.000 .................     1,167        402,479,779        95.18      344,884       5.935        358            713     74.9
                            ------      -------------       -------
    Total ...............   1,250       $ 422,856,711       100.00%
                            ======      =============       =======

                                  LOAN GROUP 4
                                  LOAN PROGRAMS


                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN PROGRAM               LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 7/1 One-Year CMT ........    1         $    647,805         0.29%     647,805       5.375        358            771       66.0
 7/23 Six-Month LIBOR ....    4              660,128         0.29      165,032       5.978        353            707       64.4
 7/23 Six-Month LIBOR -
   Interest Only .........    8            2,049,071         0.91      256,134       5.668        354            684       72.0
 7/1 One-Year LIBOR ......   31           15,156,934         6.73      488,933       5.952        358            701       73.5
 7/1 One-Year LIBOR -
   Interest Only .........  374          206,822,833        91.78      553,002       6.252        359            704       75.2
                          ------       -------------      -------
    Total ................  418         $225,336,771      100.00%
                          ======       =============      =======

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
RANGE OF                    NUMBER OF     AGGREGATE        LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
CURRENT MORTGAGE LOAN       MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
PRINCIPAL BALANCES ($)       LOANS       OUTSTANDING      GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------      -----       -----------      -------   ---------------  --------     --------      -----  -------------
   50,000.01 -   100,000.00 ..   2      $   187,325        0.08%       93,663         6.074       352             697     70.5
  100,000.01 -   150,000.00 ..   4          493,786        0.22       123,447         6.086       357             691     71.6
  150,000.01 -   200,000.00 ..   6        1,135,087        0.50       189,181         5.945       355             703     66.7
  200,000.01 -   250,000.00 ..   5        1,150,547        0.51       230,109         5.964       357             732     71.9
  250,000.01 -   300,000.00 ..   2          596,072        0.26       298,036         5.624       359             734     58.7
  300,000.01 -   350,000.00 ..   7        2,244,177        1.00       320,597         5.697       359             731     70.1
  350,000.01 -   400,000.00 ..  95       36,176,037       16.05       380,800         6.226       358             700     77.3
  400,000.01 -   450,000.00 ..  63       26,932,963       11.95       427,507         6.156       359             705     76.8
  450,000.01 -   500,000.00 ..  64       30,449,990       13.51       475,781         6.181       359             698     77.1
  500,000.01 -   550,000.00 ..  44       23,305,352       10.34       529,667         6.356       358             710     79.0
  550,000.01 -   600,000.00 ..  33       19,086,755        8.47       578,387         6.283       359             683     78.1
  600,000.01 -   650,000.00 ..  31       19,637,014        8.71       633,452         6.223       359             685     72.1
  650,000.01 -   700,000.00 ..   9        6,165,581        2.74       685,065         6.111       358             716     74.2
  700,000.01 -   750,000.00 ..   5        3,581,109        1.59       716,222         6.372       358             717     67.0
  750,000.01 - 1,000,000.00 ..  27       24,272,201       10.77       898,970         6.231       359             713     71.5
1,000,000.01 - 1,500,000.00 ..  18       24,915,771       11.06     1,384,209         6.200       359             722     70.4
1,500,000.01 - 2,000,000.00 ..   3        5,007,003        2.22     1,669,001         6.549       359             710     70.0
                            ------    -------------     -------
   Total ..................... 418     $225,336,771      100.00%
                            ======    =============     =======

-------------
 (1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 4 was approximately $539,083.

                           ORIGINAL PRINCIPAL BALANCES

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE           LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
RANGE OF ORIGINAL        MORTGAGE   PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
PRINCIPAL BALANCES ($)     LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
    50,000.01 -  100,000.00..    2        $    187,325      0.08%         93,663      6.074        352           697       70.5
   100,000.01 -  150,000.00..    4             493,786       0.22        123,447      6.086        357           691       71.6
   150,000.01 -  200,000.00..    5             935,219       0.42        187,044      5.853        355           718       70.0
   200,000.01 -  250,000.00..    6           1,350,415       0.60        225,069      6.025        357           717       68.8
   250,000.01 -  300,000.00..    2             596,072       0.26        298,036      5.624        359           734       58.7
   300,000.01 -  350,000.00..    7           2,244,177       1.00        320,597      5.697        359           731       70.1
   350,000.01 -  400,000.00..   95          36,176,037      16.05        380,800      6.226        358           700       77.3
   400,000.01 -  450,000.00..   63          26,932,963      11.95        427,507      6.156        359           705       76.8
   450,000.01 -  500,000.00..   64          30,449,990      13.51        475,781      6.181        359           698       77.1
   500,000.01 -  550,000.00..   44          23,305,352      10.34        529,667      6.356        358           710       79.0
   550,000.01 -  600,000.00..   33          19,086,755       8.47        578,387      6.283        359           683       78.1
   600,000.01 -  650,000.00..   31          19,637,014       8.71        633,452      6.223        359           685       72.1
   650,000.01 -  700,000.00..    9           6,165,581       2.74        685,065      6.111        358           716       74.2
   700,000.01 -  750,000.00..    5           3,581,109       1.59        716,222      6.372        358           717       67.0
   750,000.01 -1,000,000.00..   27          24,272,201      10.77        898,970      6.231        359           713       71.5
1,000,000.01 - 1,500,000.00..   18          24,915,771      11.06      1,384,209      6.200        359           722       70.4
1,500,000.01 - 2,000,000.00..    3           5,007,003       2.22      1,669,001      6.549        359           710       70.0
                            ------       -------------     -------
   Total.....................  418        $225,336,771     100.00%
                            ======       =============     =======

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE           LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE  PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION    LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 Arizona ............         13       $  4,882,817           2.17%     375,601       6.258        356            711     66.4
 California .........        245        135,411,588          60.09      552,700       6.235        359            706     75.4
 Colorado ...........          3          1,776,077           0.79      592,026       6.311        359            668     80.0
 Connecticut ........          1            756,000           0.34      756,000       5.750        359            683     80.0
 District of Columbia          1            424,000           0.19      424,000       6.000        359            719     80.0
 Delaware ...........          1            432,000           0.19      432,000       6.125        359            645     80.0
 Florida ............         27         15,927,778           7.07      589,918       6.101        358            709     73.6
 Georgia ............          3          1,625,692           0.72      541,897       6.284        359            706     83.0
 Hawaii .............          1          1,000,000           0.44    1,000,000       6.500        358            776     58.0
 Idaho ..............          1            395,940           0.18      395,940       6.000        355            685     80.0
 Illinois ...........         12          5,177,431           2.30      431,453       6.386        359            687     77.3
 Indiana ............          2          1,103,500           0.49      551,750       6.760        359            719     78.8
 Massachusetts ......         15          8,210,019           3.64      547,335       6.045        359            707     76.5
 Maryland ...........          6          3,548,920           1.57      591,487       5.856        359            693     69.4
 Michigan ...........          7          2,362,365           1.05      337,481       6.098        359            671     72.3
 Minnesota ..........          4          2,354,000           1.04      588,500       6.213        358            650     72.1
 Nebraska ...........          1            224,216           0.10      224,216       5.500        359            770     80.0
 New Hampshire ......          1            111,386           0.05      111,386       5.875        359            640     49.6
 New Jersey .........         12          4,997,881           2.22      416,490       6.302        358            685     77.4
 Nevada .............         19         12,951,694           5.75      681,668       6.607        359            695     79.8
 New York ...........         13          9,757,409           4.33      750,570       6.203        359            706     69.2
 North Carolina .....          1            375,000           0.17      375,000       6.125        359            703     55.6
 Ohio ...............          1            371,683           0.16      371,683       5.875        357            648     80.0
 Oregon .............          4          1,597,514           0.71      399,379       6.195        359            716     76.1
 Pennsylvania .......          1            302,300           0.13      302,300       5.750        359            647     91.9
 Rhode Island .......          1            364,000           0.16      364,000       6.125        358            791     80.0
 South Carolina .....          1            559,000           0.25      559,000       5.125        352            703     65.0
 Tennessee ..........          1            323,000           0.14      323,000       5.500        359            731     34.9
 Texas ..............          4          1,422,423           0.63      355,606       5.960        358            723     74.8
 Utah ...............          1            527,200           0.23      527,200       5.750        359            634     80.0
 Virginia ...........          7          2,808,450           1.25      401,207       6.105        358            722     71.9


                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE           LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE  PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION    LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 Washington .............     6         2,557,414         1.13        426,236       5.985        358            703        77.1
 Wisconsin ..............     1           398,400         0.18        398,400       6.125        359            649        80.0
 Wyoming ................     1           299,672         0.13        299,672       5.500        359            707        39.6
                         ------     -------------        -------
    Total ...............   418      $225,336,771        100.00%
                         ======     =============        =======

-------------
(1) No more than approximately 1.424% of the Mortgage Loans in loan group 4 were secured by mortgaged properties located in any one postal zip code area.


                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            % OF                    WEIGHTED     WEIGHTED     WEIGHTED   WEIGHTED
                                                          MORTGAGE     AVERAGE      AVERAGE      AVERAGE      AVERAGE    AVERAGE
                          NUMBER OF     AGGREGATE           LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
RANGE OF ORIGINAL         MORTGAGE  PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)   LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
  0.01 - 50.00 ...........     13     $  5,479,478           2.43%     421,498       5.949          359            715     38.6
 50.01 - 55.00 ...........     10        6,119,150           2.72      611,915       5.997          357            718     52.3
 55.01 - 60.00 ...........     11        9,229,502           4.10      839,046       6.195          359            710     57.5
 60.01 - 65.00 ...........     17       10,768,056           4.78      633,415       5.973          358            726     63.3
 65.01 - 70.00 ...........     23       17,281,219           7.67      751,357       6.264          359            704     68.2
 70.01 - 75.00 ...........     42       25,462,420          11.30      606,248       6.323          359            712     74.3
 75.01 - 80.00 ...........    289      145,536,087          64.59      503,585       6.237          359            701     79.7
 80.01 - 85.00 ...........      3        1,249,850           0.55      416,617       6.125          357            647     84.2
 85.01 - 90.00 ...........      6        2,966,069           1.32      494,345       6.505          359            690     89.8
 90.01 - 95.00 ...........      4        1,244,939           0.55      311,235       6.151          359            655     94.0
                            ------   -------------        -------
    Total ................    418     $225,336,771         100.00%
                            ======   =============        =======

-------------

(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 4 was approximately 74.99%.
(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 4 that may exist at the time of origination.

                            CURRENT MORTGAGE RATES(1)

                                                          % OF                    WEIGHTED      WEIGHTED     WEIGHTED   WEIGHTED
                                                         MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
RANGE OF CURRENT         MORTGAGE  PRINCIPAL BALANCE     IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)        LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 4.501 - 5.000 .........      2       $ 1,328,347         0.59%      664,173         5.000         354           700     77.7
 5.001 - 5.500 .........     26        13,195,027         5.86       507,501         5.448         358           709     72.1
 5.501 - 6.000 .........    151        81,727,135        36.27       541,239         5.857         359           703     73.4
 6.001 - 6.500 .........    150        74,953,019        33.26       499,687         6.311         359           704     76.4
 6.501 - 7.000 .........     66        41,028,378        18.21       621,642         6.751         359           706     74.6
 7.001 - 7.500 .........     22        12,641,665         5.61       574,621         7.246         359           699     80.1
 7.501 - 8.000 .........      1           463,200         0.21       463,200         7.750         358           644     80.0
                         ------     -------------      -------
    Total ..............    418      $225,336,771       100.00%
                         ======     =============      =======

-------------
(1)The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 was approximately 6.224% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.219% per annum.


                          TYPES OF MORTGAGED PROPERTIES

                                                          % OF                    WEIGHTED      WEIGHTED     WEIGHTED   WEIGHTED
                                                         MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE  PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
PROPERTY TYPE              LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
 Single Family Residence ...   231     $128,828,545      57.17%       557,699         6.185        359            700     74.2
 Planned Unit Development ..    82       43,591,823      19.35        531,608         6.406        359            700     76.4
 Low-rise Condominium ......    55       24,157,052      10.72        439,219         6.161        358            707     75.7
 High-rise Condominium .....    34       18,108,170       8.04        532,593         6.050        358            722     76.0
 2-4 Family Residence ......    15       10,551,856       4.68        703,457         6.384        359            732     75.7
 Cooperative ...............     1           99,325       0.04         99,325         6.250        353            641     80.0
                             ------    ------------    -------
    Total ..................   418     $225,336,771      100.00%
                             ======    ============    =======

                                  LOAN PURPOSE

                                                          % OF                    WEIGHTED      WEIGHTED     WEIGHTED   WEIGHTED
                                                         MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE          LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE  PRINCIPAL BALANCE    IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
LOAN PURPOSE               LOANS       OUTSTANDING        GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------        -------   ---------------  --------     --------      -----  -------------
  Purchase ...............    260      $136,813,647         60.72%     526,206          6.247        359            712     77.5
 Refinance (cash-out) ....    104        58,852,615         26.12      565,891          6.221        358            689     71.3
 Refinance (rate/term) ...     54        29,670,509         13.17      549,454          6.119        358            697     70.6
                            ------     ------------       -------
    Total ................    418      $225,336,771        100.00%
                            ======     ============       =======


                               OCCUPANCY TYPES(1)

                                                         % OF                    WEIGHTED      WEIGHTED     WEIGHTED   WEIGHTED
                                                        MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
                          MORTGAGE  PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE             LOANS       OUTSTANDING       GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------       -------   ---------------  --------     --------      -----  -------------
 Primary Residence ......     357     $191,129,690         84.82%     535,377       6.211        359            701     75.2
 Investment Property ....      38       19,746,464          8.76      519,644       6.467        359            729     74.9
 Secondary Residence ....      23       14,460,616          6.42      628,722       6.057        358            713     71.8
                            ------    ------------       -------
    Total ...............     418     $225,336,771        100.00%
                            ======    ============       =======

-------------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                         % OF                    WEIGHTED      WEIGHTED     WEIGHTED   WEIGHTED
                                                        MORTGAGE     AVERAGE      AVERAGE       AVERAGE      AVERAGE    AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL     CURRENT   REMAINING TERM    FICO     ORIGINAL
REMAINING TERM            MORTGAGE  PRINCIPAL BALANCE   IN LOAN      BALANCE      MORTGAGE    TO MATURITY    CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)      LOANS       OUTSTANDING       GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE    RATIO (%)
-----------------------    -----       -----------       -------   ---------------  --------     --------      -----  -------------
 359 ....................    293      $164,892,405         73.18%     562,773       6.266        359            704        75.6
 358 ....................     92        46,407,682         20.59      504,431       6.165        358            707        73.4
 357 ....................     18         9,236,778          4.10      513,154       5.986        357            681        73.9
 356 ....................      2           960,650          0.43      480,325       6.111        356            667        74.2
 355 ....................      2           587,940          0.26      293,970       5.959        355            686        80.0
 354 ....................      1           199,868          0.09      199,868       6.375        354            631        51.3
 353 ....................      3           403,704          0.18      134,568       6.126        353            712        80.0
 352 ....................      2           727,556          0.32      363,778       5.270        352            719        62.3
 351 ....................      3         1,156,220          0.51      385,407       5.231        351            743        69.9
 350 ....................      1           228,000          0.10      228,000       6.375        350            649        80.0
 342 ....................      1           535,967          0.24      535,967       6.250        342            776        80.0
                            ------    ------------       -------
    Total ...............    418      $225,336,771        100.00%
                            ======    ============       =======

-------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 4 was approximately 359 months.


                             DOCUMENTATION PROGRAMS

                                                       % OF                      WEIGHTED      WEIGHTED     WEIGHTED    WEIGHTED
                                                      MORTGAGE     AVERAGE       AVERAGE       AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE       LOANS      PRINCIPAL      CURRENT    REMAINING TERM    FICO      ORIGINAL
                         MORTGAGE  PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE     TO MATURITY    CREDIT   LOAN-TO-VALUE
DOCUMENTATION PROGRAM     LOANS       OUTSTANDING     GROUP 4   OUTSTANDING ($)   RATE (%)     (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------     -------  ---------------  --------      --------      -----   -------------
 Reduced ...............   306         $167,897,750     74.51%       548,685       6.310         359         711        74.4
 Full/Alternative ......    88           46,429,803     20.6         527,611       5.933         358         669        76.7
 Preferred .............    12            6,173,184      2.74        514,432       5.933         359         749        78.8
 No Income/No Asset ....     6            2,354,034      1.04        392,339       6.813         358         725        75.3
 Stated Income/
  Stated Asset..........     5            2,082,000      0.92        416,400       6.063         359         699        71.9
 Streamline ............     1              400,000      0.18        400,000       5.625         358         692        76.2
                        ------         ------------   -------
    Total ..............   418         $225,336,771    100.00%
                        ======         ============   =======

                              FICO CREDIT SCORES(1)

                                                        % OF                      WEIGHTED      WEIGHTED     WEIGHTED    WEIGHTED
                                                       MORTGAGE     AVERAGE       AVERAGE       AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT    REMAINING TERM    FICO      ORIGINAL
RANGE OF                 MORTGAGE  PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE     TO MATURITY    CREDIT   LOAN-TO-VALUE
FICO CREDIT SCORES         LOANS       OUTSTANDING     GROUP 4   OUTSTANDING ($)   RATE (%)     (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------     -------  ---------------   --------      --------      -----    -------------
 601 - 620 ...............    5       $ 2,067,089         0.92%    413,418         5.854         359           613         79.6
 621 - 640 ...............   35        16,681,373         7.40     476,611         6.163         358           631         74.8
 641 - 660 ...............   55        28,381,833        12.60     516,033         6.115         359           651         76.7
 661 - 680 ...............   49        28,609,238        12.70     583,862         6.475         359           671         74.4
 681 - 700 ...............   65        35,463,676        15.74     545,595         6.154         359           690         76.0
 701 - 720 ...............   58        28,596,700        12.69     493,047         6.248         359           710         76.5
 721 - 740 ...............   52        30,110,797        13.36     579,054         6.373         359           730         77.9
 741 - 760 ...............   41        24,607,436        10.92     600,181         6.122         359           750         69.2
 761 - 780 ...............   35        16,833,320         7.47     480,952         6.078         358           768         70.7
 781 - 800 ...............   20        12,621,810         5.60     631,091         6.258         359           788         75.2
 801 - 820 ...............    2           827,500         0.37     413,750         6.024         359           811         80.0
 Unknown .................    1           536,000         0.24     536,000         5.500         359           N/A         80.0
                          -----      ------------      -------
    Total ................  418      $225,336,771       100.00%
                          =====      ============      =======

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 4 was approximately 704.

                        MONTHS TO INITIAL ADJUSTMENT DATE

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
MONTHS TO INITIAL         MORTGAGE  PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
ADJUSTMENT DATE            LOANS       OUTSTANDING     GROUP 4   OUTSTANDING ($)   RATE (%)     (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------     -------  ---------------   --------      --------      -----    -------------
 66 .....................       1       $    535,967    0.24%       535,967         6.250        342            776       80.0
 74 .....................       1            228,000    0.10        228,000         6.375        350            649       80.0
 75 .....................       3          1,156,220    0.51        385,407         5.231        351            743       69.9
 76 .....................       2            727,556    0.32        363,778         5.270        352            719       62.3
 77 .....................       3            403,704    0.18        134,568         6.126        353            712       80.0
 78 .....................       1            199,868    0.09        199,868         6.375        354            631       51.3
 79 .....................       2            587,940    0.26        293,970         5.959        355            686       80.0
 80 .....................       2            960,650    0.43        480,325         6.111        356            667       74.2
 81 .....................      18          9,236,778    4.10        513,154         5.986        357            681       73.9
 82 .....................      92         46,407,682   20.59        504,431         6.165        358            707       73.4
 83 .....................     293        164,892,405   73.18        562,773         6.266        359            704       75.6
                            -----       ------------  ------
    Total ...............     418       $225,336,771  100.00%
                            =====       ============  ======

                                GROSS MARGINS(1)


                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF GROSS            MORTGAGE  PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
MARGINS (%)                 LOANS       OUTSTANDING     GROUP 4   OUTSTANDING ($)   RATE (%)     (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------     -------  ---------------   --------      --------      -----    -------------
2.001 - 3.000...........   416         $224,648,071     99.69%      540,019         6.220         359           704        74.9
3.001 - 4.000...........     2              688,700      0.31       344,350         7.398         357           669        88.4
                         -----         ------------    ------
   Total................   418         $225,336,771    100.00%
                         =====         ============    ======

--------------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 4 was approximately 2.276%.


                             MAXIMUM MORTGAGE RATES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF MAXIMUM          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
MORTGAGE RATES (%)         LOANS       OUTSTANDING      GROUP 4   OUTSTANDING ($)   RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------   --------    --------       -----   -------------
 10.001 - 11.000 ........   165       $ 86,190,183      38.25%     522,365           5.789        359            699        74.8
 11.001 - 12.000 ........   226        124,179,155      55.11      549,465           6.414        359            708        74.7
 12.001 - 13.000 ........    26         14,431,465       6.40      555,056           7.178        359            699        78.4
 16.001 - 17.000 ........     1            535,967       0.24      535,967           6.250        342            776        80.0
                          -----       ------------     ------
    Total ...............   418       $225,336,771     100.00%
                          =====       ============     ======

                            INITIAL ADJUSTMENT DATES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
INITIAL ADJUSTMENT DATE    LOANS       OUTSTANDING      GROUP 4   OUTSTANDING ($)   RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------   --------    --------       -----   -------------
 June 2011 ............      1         $    535,967       0.24%     535,967          6.250         342            776        80.0
 February 2012 ........      1              228,000       0.1       228,000          6.375         350            649        80.0
 March 2012 ...........      3            1,156,220       0.51      385,407          5.231         351            743        69.9
 April 2012 ...........      2              727,556       0.32      363,778          5.270         352            719        62.3
 May 2012 .............      3              403,704       0.18      134,568          6.126         353            712        80.0
 June 2012 ............      1              199,868       0.09      199,868          6.375         354            631        51.3
 July 2012 ............      2              587,940       0.26      293,970          5.959         355            686        80.0
 August 2012 ..........      2              960,650       0.43      480,325          6.111         356            667        74.2
 September 2012 .......     18            9,236,778       4.10      513,154          5.986         357            681        73.9
 October 2012 .........     92           46,407,682      20.59      504,431          6.165         358            707        73.4
 November 2012 ........    293          164,892,405      73.18      562,773          6.266         359            704        75.6
                         -----         ------------     ------
    Total .............    418         $225,336,771     100.00%
                         =====         ============     ======

                             MINIMUM MORTGAGE RATES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF MINIMUM          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
MORTGAGE RATES (%)          LOANS       OUTSTANDING      GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 2.001 - 3.000 .........     416      $224,648,071         99.69%     540,019          6.220        359          704       74.9
 3.001 - 4.000 .........       2           688,700          0.31      344,350          7.398        357          669       88.4
                           -----      ------------        ------
    Total ..............     418      $225,336,771        100.00%
                           =====      ============        ======

                           INITIAL PERIODIC RATE CAPS

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
INITIAL PERIODIC          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
RATE CAP (%)                LOANS       OUTSTANDING      GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 1.000 ..................      1       $    112,000      0.05%     112,000          6.875        353            681     80.0
 2.000 ..................      1            535,967      0.24      535,967          6.250        342            776     80.0
 5.000 ..................    397        211,973,532     94.07      533,938          6.251        359            702     75.7
 6.000 ..................     19         12,715,272      5.64      669,225          5.759        357            738     62.4
                           -----       ------------    ------
    Total ...............    418       $225,336,771    100.00%
                           =====       ============    ======

                          SUBSEQUENT PERIODIC RATE CAPS

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
SUBSEQUENT PERIODIC       MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
RATE CAP (%)                LOANS       OUTSTANDING      GROUP 4   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 1.000 .................      12       $  2,709,199         1.20%     225,767         5.744        353           690        70.2
 2.000 .................     406        222,627,572        98.8       548,344         6.229        359           704        75.0
                           -----       ------------       ------
    Total ..............     418       $225,336,771       100.00%
                           =====       ============       ======

                                  LOAN GROUP 5
                                  LOAN PROGRAMS

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
LOAN PROGRAM                LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 10/20 Six-Month LIBOR .       2        $   317,650        0.33%      158,825         7.250       357           724       80.0
 10/20 Six-Month LIBOR -
   Interest Only .......       9          3,856,599        4.05       428,511         6.408       358           708       64.3
 10/1 One-Year LIBOR ...      17          7,879,737        8.27       463,514         5.820       359           748       70.8
 10/1 One-Year LIBOR
   - Interest Only .....     162         83,201,114       87.35       513,587         5.886       359           730       78.3
    Total ..............   -----        -----------     -------
                             190        $95,255,100     100.00%
                           =====        ===========     =======

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
RANGE OF                 NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
CURRENT MORTGAGE LOAN   MORTGAGE   PRINCIPAL BALANCE    IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
PRINCIPAL BALANCES ($)     LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 50,000.01 -  100,000.00 ...   1         $    95,112       0.10%     95,112          6.375          359           741     78.7
100,000.01 -  150,000.00 ...   5             579,550       0.61     115,910          6.293          359           718     78.1
150,000.01 -  200,000.00 ...  10           1,750,497       1.84     175,050          6.237          358           722     76.7
200,000.01 -  250,000.00 ...   1             227,000       0.24     227,000          5.625          358           700     75.7
250,000.01 -  300,000.00 ...   5           1,326,606       1.39     265,321          6.053          359           733     80.9
300,000.01 -  350,000.00 ...   6           1,996,213       2.10     332,702          6.034          359           734     78.4
350,000.01 -  400,000.00 ...  35          13,376,139      14.04     382,175          5.970          358           731     78.8
400,000.01 -  450,000.00 ...  16           6,668,576       7.00     416,786          6.022          359           743     78.8
450,000.01 -  500,000.00 ...  23          10,935,894      11.48     475,474          5.852          359           723     76.6
500,000.01 -  550,000.00 ...  19           9,973,268      10.47     524,909          5.885          359           740     74.3
550,000.01 -  600,000.00 ...  19          10,950,428      11.50     576,338          5.872          359           725     75.3
600,000.01 -  650,000.00 ...  17          10,660,119      11.19     627,066          5.892          359           724     78.8
650,000.01 -  700,000.00 ...   4           2,704,900       2.84     676,225          6.156          359           753     80.0
700,000.01 -  750,000.00 ...   5           3,625,278       3.81     725,056          5.927          359           728     76.2
750,000.01 -1,000,000.00 ...  24          20,385,522      21.40     849,397          5.795          359           731     76.6
                           -----        ------------     ------
    Total .................  190         $95,255,100     100 00%
                           =====        ============     =======

-----------------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 5 was approximately $501,343.

                           ORIGINAL PRINCIPAL BALANCES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
RANGE OF                 NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
ORIGINAL PRINCIPAL       MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
BALANCES ($)               LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE     RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
  50,000.01 - 100,000.00....    1       $    95,112        0.10%       95,112        6.375       359           741        78.7
100,000.01 -  150,000.00....    5           579,550        0.61       115,910        6.293       359           718        78.1
150,000.01 -  200,000.00....   10         1,750,497        1.84       175,050        6.237       358           722        76.7
200,000.01 -  250,000.00....    1           227,000        0.24       227,000        5.625       358           700        75.7
250,000.01 -  300,000.00....    5         1,326,606        1.39       265,321        6.053       359           733        80.9
300,000.01 -  350,000.00....    4         1,344,813        1.41       336,203        6.159       359           722        77.7
350,000.01 -  400,000.00....   36        13,680,139       14.36       380,004        5.979       358           730        78.8
400,000.01 -  450,000.00....   17         7,015,976        7.37       412,704        5.984       359           747        78.9
450,000.01 -  500,000.00....   23        10,935,894       11.48       475,474        5.852       359           723        76.6
500,000.01 -  550,000.00....   19         9,973,268       10.47       524,909        5.885       359           740        74.3
550,000.01 -  600,000.00....   19        10,950,428       11.50       576,338        5.872       359           725        75.3
600,000.01 -  650,000.00....   17        10,660,119       11.19       627,066        5.892       359           724        78.8
650,000.01 -  700,000.00....    4         2,704,900        2.84       676,225        6.156       359           753        80.0
700,000.01 -  750,000.00....    5         3,625,278        3.81       725,056        5.927       359           728        76.2
750,000.01 -1,000,000.00....   24        20,385,522       21.40       849,397        5.795       359           731        76.6
                            -----       -----------      ------
   Total....................  190       $95,255,100      100.00%
                            =====       ===========      ======

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
GEOGRAPHIC DISTRIBUTION    LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 Alabama .................      3      $ 1,531,693       1.61%       510,564          6.104       359           711        76.2
 Arizona .................      3          616,051       0.65        205,350          6.020       359           686        73.5
 California ..............    114       62,617,360      65.74        549,275          5.864       359           733        77.0
 Colorado ................      1          108,750       0.11        108,750          6.500       359           709        75.0
 Connecticut .............      4        1,268,850       1.33        317,213          5.933       358           710        75.5
 Florida .................     16        7,788,122       8.18        486,758          6.070       358           733        81.1
 Georgia .................      3          753,800       0.79        251,267          5.861       358           758        80.0
 Hawaii ..................      3        1,696,400       1.78        565,467          6.045       359           733        78.1
 Idaho ...................      1          600,000       0.63        600,000          5.750       359           748        80.0
 Illinois ................      3          921,276       0.97        307,092          5.813       359           769        76.8
 Massachusetts ...........      1          416,000       0.44        416,000          7.375       359           758        79.9
 Maryland ................      4        1,528,625       1.60        382,156          6.123       359           758        80.0
 Minnesota ...............      1          494,400       0.52        494,400          5.875       359           678        80.0
 Missouri ................      1          849,193       0.89        849,193          6.250       359           716        44.7
 North Carolina ..........      3        1,043,000       1.09        347,667          5.932       358           701        77.4
 New Hampshire ...........      1          288,000       0.30        288,000          6.250       359           769        80.0
 New Jersey ..............      1          420,000       0.44        420,000          5.750       359           731        80.0
 New Mexico ..............      1           95,112       0.10         95,112          6.375       359           741        78.7
 Nevada ..................      7        2,835,249       2.98        405,036          5.967       359           742        80.1
 New York ................      4        2,266,508       2.38        566,627          5.916       358           675        67.8
 Oregon ..................      1          548,000       0.58        548,000          5.625       359           748        80.0
 Pennsylvania ............      1          800,000       0.84        800,000          5.750       358           676        80.0
 South Carolina ..........      1          198,100       0.21        198,100          6.375       359           695        90.0
 Texas ...................      1          115,200       0.12        115,200          6.500       359           698        90.0
 Virginia ................      7        3,217,010       3.38        459,573          5.674       359           735        80.0
 Vermont .................      1          750,000       0.79        750,000          6.250       359           686        61.5
 Washington ..............      2        1,025,200       1.08        512,600          5.888       359           760        80.0
 Wisconsin ...............      1          463,200       0.49        463,200          5.875       359           751        80.0
                            -----     ------------     ------
    Total ................    190      $95,255,100     100.00%
                            =====     ============     =======

-----------------
(1) No more than approximately 2.975% of the Mortgage Loans in loan group 5 were secured by mortgaged properties located in any one postal zip code area.

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF ORIGINAL        MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)   LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
  0.01 - 50.00 .......         6       $ 3,538,582         3.71%      589,764        5.958       359           689        45.0
 55.01 - 60.00 .......         2         1,159,000         1.22       579,500        5.498       359           665        58.9
 60.01 - 65.00 .......         7         3,650,955         3.83       521,565        5.873       359           724        61.9
 65.01 - 70.00 .......         6         1,944,624         2.04       324,104        5.730       359           698        68.8
 70.01 - 75.00 .......        10         3,829,417         4.02       382,942        5.903       359           709        72.7
 75.01 - 80.00 .......       154        79,768,493        83.74       517,977        5.907       359           735        79.6
 85.01 - 90.00 .......         3           565,030         0.59       188,343        6.289       359           736        90.0
 90.01 - 95.00 .......         2           798,999         0.84       399,500        6.500       357           747        94.0
                           -----      ------------       ------
    Total ............       190       $95,255,100       100.00%
                           =====      ============      =======

------------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 5 was approximately 77.11%.
(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 5 that may exist at the time of origination.

                            CURRENT MORTGAGE RATES(1)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF CURRENT          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
MORTGAGE RATES (%)          LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 4.501 - 5.000 ..........       1       $   586,700       0.62%      586,700        4.875          359           685       80.0
 5.001 - 5.500 ..........      16         8,606,029       9.03       537,877        5.374          359           734       73.2
 5.501 - 6.000 ..........     109        57,374,317      60.23       526,370        5.806          359           733       77.3
 6.001 - 6.500 ..........      58        26,623,405      27.95       459,024        6.238          359           724       77.6
 6.501 - 7.000 ..........       3         1,330,999       1.40       443,666        6.711          358           776       84.3
 7.001 - 7.500 ..........       3           733,650       0.77       244,550        7.321          358           743       79.9
                            -----       -----------     ------
    Total ...............     190       $95,255,100     100.00%
                            =====       ===========     ======

------------
(1)The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 5 was approximately 5.906% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 5 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 5.904% per annum.


                          TYPES OF MORTGAGED PROPERTIES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
PROPERTY TYPE               LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 Single Family Residence ..  95       $48,700,171          51.13%    512,633         5.900       3590          727         75.3
 Planned Unit Development .  61        31,545,326          33.12     517,136         5.902       3592          737         79.1
 Low-rise Condominium .....  31        14,403,952          15.12     464,644         5.900       3590          730         78.8
 2-4 Family Residence .....   3           605,650           0.64     201,883         6.774       3584          745         80.0
                           -----     ------------         ------
    Total ................. 190       $95,255,100         100.00%
                           =====     ============         ======

                                  LOAN PURPOSE

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 Purchase ................   127       $66,197,861       69.50%     521,243          5.918       359           737        79.4
 Refinance (rate/term) ...    28        14,759,072       15.49      527,110          5.735       359           730        72.9
 Refinance (cash-out) ....    35        14,298,167       15.01      408,519          6.032       359           701        70.8
                           -----       -----------      ------
    Total ................   190       $95,255,100      100.00%
                           =====       ===========      ======


                               OCCUPANCY TYPES(1)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                          NUMBER OF     AGGREGATE        LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                          MORTGAGE   PRINCIPAL BALANCE  IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE              LOANS       OUTSTANDING      GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 Primary Residence .......     171     $88,491,919        92.90%      517,497         5.896       359           730       77.0
 Secondary Residence .....      12       5,555,051         5.83       462,921         5.932       359           747       78.1
 Investment Property .....       7       1,208,130         1.27       172,590         6.533       358           740       81.2
                             -----    ------------       ------
    Total ................     190     $95,255,100       100.00%
                             =====    ============       =======

------------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
REMAINING TERM           MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
TO MATURITY (MONTHS)      LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 359 ..................    141         $71,498,331         75.06%    507,080          5.898       359           731        77.0
 358 ..................     37          19,572,015         20.55     528,973          5.847       358           736        77.6
 357 ..................     12           4,184,754          4.39     348,730          6.333       357           702        77.2
                         -----        ------------       ------
    Total .............    190         $95,255,100        100.00%
                         =====        ============       =======

------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 5 was approximately 359 months.


                             DOCUMENTATION PROGRAMS

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                         MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
DOCUMENTATION PROGRAM     LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 Preferred ...............  109      $60,653,504         63.67%       556,454          5.892       359           744        79.8
 Full/Alternative ........   59       25,119,737         26.37        425,758          5.866       359           706        74.4
 Reduced .................   17        7,119,859          7.47        418,815          5.964       359           708        65.8
 No Income/No Asset ......    3        1,446,000          1.52        482,000          6.486       358           702        62.2
 No Ratio ................    1          520,000          0.55        520,000          6.750       358           769        80.0
 Full-DU .................    1          396,000          0.42        396,000          6.375       359           703        80.0
                          -----     ------------        ------
    Total ................  190      $95,255,100        100.00%
                          =====     ============        =======

                              FICO CREDIT SCORES(1)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF                 MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
FICO CREDIT SCORES         LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 641 - 660 ..............      3      $ 1,288,000          1.35%       429,333       6.070       358           650        49.2
 661 - 680 ..............     26       13,545,787         14.22        520,992       5.822       359           672        73.9
 681 - 700 ..............     14        5,482,917          5.76        391,637       5.954       359           690        71.2
 701 - 720 ..............     36       18,499,287         19.42        513,869       5.967       359           710        77.4
 721 - 740 ..............     29       14,925,736         15.67        514,681       5.956       359           728        79.7
 741 - 760 ..............     33       16,210,027         17.02        491,213       5.893       359           750        78.9
 761 - 780 ..............     26       13,050,201         13.70        501,931       5.929       359           769        79.4
 781 - 800 ..............     21       11,221,646         11.78        534,364       5.801       359           789        77.5
 801 - 820 ..............      2        1,031,500          1.08        515,750       5.830       359           807        80.0
                           -----     ------------        ------
    Total ...............    190      $95,255,100        100.00%
                           =====     ============        =======

------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 5 was approximately 731.

                        MONTHS TO INITIAL ADJUSTMENT DATE

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
MONTHS TO INITIAL        MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
ADJUSTMENT DATE            LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 117 .................       12        $ 4,184,754         4.39%       348,730          6.333       357           702        77.2
 118 .................       37         19,572,015        20.55        528,973          5.847       358           736        77.6
 119 .................      141         71,498,331        75.06        507,080          5.898       359           731        77.0
                            ---        -----------       ------
    Total ............      190        $95,255,100       100.00%
                            ===        ===========       ======

                                GROSS MARGINS(1)

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF GROSS           MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
 MARGINS (%)               LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 2.001 - 3.000 ..........   189       $94,856,100        99.58%      501,884         5.903       359           730         77.0
 3.001 - 4.000 ..........     1           399,000         0.42       399,000         6.750       358           782         95.0
                           -----     ------------       ------
    Total ...............   190       $95,255,100       100.00%
                           =====     ============       ======

------------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 5 was approximately 2.256%.


                             MAXIMUM MORTGAGE RATES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF MAXIMUM         MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
MORTGAGE RATES (%)        LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
   9.001 - 10.000 .....        1        $   586,700       0.62%      586,700         4.875       359           685       80.0
 10.001 - 11.000 ......      122         64,707,346      67.93       530,388         5.745       359           734       77.4
 11.001 - 12.000 ......       59         27,059,805      28.41       458,641         6.233       359           725       76.7
 12.001 - 13.000 ......        5          2,167,599       2.28       433,520         6.461       357           713       72.9
 13.001 - 14.000 ......        3            733,650       0.77       244,550         7.321       358           743       79.9
                           -----       ------------     ------
    Total .............      190        $95,255,100     100.00%
                           =====       ============     ======

                            INITIAL ADJUSTMENT DATES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
                         MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
INITIAL ADJUSTMENT DATE    LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 September 2015 ..........    12       $ 4,184,754         4.39%      348,730         6.333       357           702       77.2
 October 2015 ............    37        19,572,015        20.55       528,973         5.847       358           736       77.6
 November 2015 ...........   141        71,498,331        75.06       507,080         5.898       359           731       77.0
                           -----       -----------      -------
    Total ................   190       $95,255,100       100.00%
                           =====       ===========      =======

                             MINIMUM MORTGAGE RATES

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
RANGE OF MINIMUM         MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
MORTGAGE RATES (%)         LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 2.001 - 3.000 ..........   189        $94,856,100         99.58%    501,884          5.903       359           730        77.0
 3.001 - 4.000 ..........     1            399,000          0.42     399,000          6.750       358           782        95.0
                           -----       -----------       -------
    Total ...............   190        $95,255,100        100.00%
                           =====       ===========       =======

                           INITIAL PERIODIC RATE CAPS

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
INITIAL PERIODIC         MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
RATE CAP (%)               LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 5.000 .................    179       $91,080,851        95.62%      508,832         5.880       359           732        77.6
 6.000 .................     11         4,174,249         4.38       379,477         6.472       358           709        65.5
                          -----       ------------      -------
    Total ..............    190       $95,255,100       100.00%
                          =====       ============      =======

                          SUBSEQUENT PERIODIC RATE CAPS

                                                         % OF                      WEIGHTED     WEIGHTED     WEIGHTED    WEIGHTED
                                                        MORTGAGE     AVERAGE       AVERAGE      AVERAGE      AVERAGE     AVERAGE
                         NUMBER OF     AGGREGATE         LOANS      PRINCIPAL      CURRENT   REMAINING TERM    FICO      ORIGINAL
SUBSEQUENT PERIODIC      MORTGAGE   PRINCIPAL BALANCE   IN LOAN      BALANCE       MORTGAGE    TO MATURITY    CREDIT   LOAN-TO-VALUE
RATE CAP (%)               LOANS       OUTSTANDING       GROUP 5   OUTSTANDING ($)  RATE (%)    (MONTHS)       SCORE      RATIO (%)
-----------------------    -----       -----------      -------   ---------------  --------     --------       -----   -------------
 2.000 .................   190       $95,255,100          100.00%    501,343         5.906       359           731         77.1
                         -----       -----------         -------
    Total ..............   190       $95,255,100          100.00%
                         =====       ============        =======

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The certificates will be issued pursuant to the pooling and servicing agreement. The following summaries of the material terms pursuant to which the certificates will be issued do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. The certificates represent obligations of the trust only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

         The Mortgage Pass-Through Certificates, Series 2005-HYB10 will consist of the Class 1-A-1, Class 1-A-IO, Class 2-A-1, Class 2-A-2, Class 2-A-IO, Class 3-A-1A, Class 3-A-1B, Class 3-A-2, Class 3-A-IO, Class 4-A-1, Class 4-A-2, Class 4-A-IO, Class 5-A-1, Class 5-A-2 and Class A-R Certificates (all of which are together referred to as "SENIOR CERTIFICATES") and the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (all of which are together referred to as "SUBORDINATED CERTIFICATES"). The Class 1-A-1, Class 1-A-IO, Class 2-A-1, Class 2-A-2, Class 2-A-IO, Class 3-A-1A, Class 3-A-1B, Class 3-A-2, Class 3-A-IO, Class 4-A-1, Class 4-A-2, Class 4-A-IO, Class 5-A-1, Class 5-A-2, the Class M, Class B-1, Class B-2 and Class A-R are referred to as the "OFFERED CERTIFICATES". The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus and are referred to in this free writing prospectus as the "private certificates". Their initial Class Certificate Balances are expected to be approximately $10,824,000, $5,669,000 and $3,611,669, respectively. The pass-through rate for each of the Class B-3, Class B-4 and Class B-5 Certificates will be calculated as described in this free writing prospectus under "-- Interest" below. The classes of offered certificates will have the respective initial Class Certificate Balances or initial notional amounts and pass-through rates set forth herein or as described in this free writing prospectus under "-- Interest" below. The initial Class Certificate Balances or initial notional amounts may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

         The "CLASS CERTIFICATE BALANCE" of any class of certificates (other than the Notional Amount Certificates) as of any date is the initial Class Certificate Balance of the class reduced by the sum of

   o all amounts previously distributed to holders of certificates of the class as payments of principal, and

   o the amount of Realized Losses allocated to the class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased sequentially in the order of payment priority by the amount of Subsequent Recoveries for a loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of such class of certificates. See "Application of Liquidation Proceeds" in the prospectus.

         In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date.

         The senior certificates (other than the Notional Amount Certificates) will have an initial aggregate Class Certificate Balance of approximately $959,254,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 93.05% in the trust fund. The Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will each evidence in the aggregate an initial beneficial ownership interest of approximately 2.15%, 1.65%, 1.20%, 1.05%, 0.55% and 0.35%, respectively, in the trust fund.

         The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates do not have a Class Certificate Balance and are not entitled to any distributions in respect of principal on the Mortgage Loans.

SENIOR CERTIFICATE GROUPS

         The Class 1-A-1, Class 1-A-IO and Class A-R Certificates relate to loan group 1; the Class 2-A-1, Class 2-A-2 and Class 2-A-IO Certificates relate to loan group 2; the Class 3-A-1A, Class 3-A-1B, Class 3-A-2 and Class 3-A-IO Certificates relate to loan group 3; the Class 4-A-1, Class 4-A-2 and Class 4-A-IO Certificates relate to loan group 4; and the Class 5-A-1 and Class 5-A-2 Certificates relate to loan group 5. The classes of senior certificates related to a particular loan group are referred to as a "SENIOR CERTIFICATE GROUP."

SUBORDINATED PORTIONS

         A portion of each loan group is related to the subordinated certificates (each, a "SUBORDINATED Portion"). The principal balance of each Subordinated Portion (the "SUBORDINATED PORTION BALANCE") for any Distribution Date will be equal to the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date, over the aggregate Class Certificate Balance of the related senior certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date.

NOTIONAL AMOUNT CERTIFICATES

         The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates are sometimes referred to in this free writing prospectus as the "NOTIONAL AMOUNT CERTIFICATES." Solely for purposes of determining distributions on the Class 2-A-IO Certificates, the Class 2-A-IO Certificates will be comprised of two components: the Class 2-A-1 IO and Class 2-A-2 IO Components, each of which is a notional amount interest only component. Solely for purposes of determining distributions on the Class 3-A-IO Certificates, the Class 3-A-IO Certificates will be comprised of three components: the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components, each of which is a notional amount interest only component. Solely for purposes of determining distributions on the Class 4-A-IO Certificates, the Class 4-A-IO Certificates will be comprised of two components: the Class 4-A-1 IO and Class 4-A-2 IO Components, each of which is a notional amount interest only component. The components comprising the Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will not be separately transferable from such class of certificates.

         The "COMPONENT NOTIONAL AMOUNT" of each of the Class 2-A-1 IO and Class 2-A-2 IO Components as of any date will be equal to (i) for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance of the Class 2-A-1 and Class 2-A-2 Certificates, respectively, as of such date and (ii) for any date after the last day of that interest accrual period, $0. As of the closing date, the initial Component Notional Amounts of the Class 2-A-1 IO and Class 2-A-2 IO Components will be approximately $167,974,000 and $18,664,000, respectively, in each case subject to the permitted variance of the Class Certificate Balances of the Class 2-A-1 and Class 2-A-2 Certificates, respectively, described in this free writing prospectus.

         The "COMPONENT NOTIONAL AMOUNT" of each of the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components as of any date will be equal to (i) for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance of the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, respectively, as of such date and (ii) for any date after the last day of that interest accrual period, $0. As of the closing date, the initial Component Notional Amounts of the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components will be approximately $204,000,000, $150,121,000 and $39,347,000, respectively, in each case subject to the permitted variance of the Class Certificate Balances of the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, respectively, described in this free writing prospectus.

         The "COMPONENT NOTIONAL AMOUNT" of each of the Class 4-A-1 IO and Class 4-A-2 IO Components as of any date will be equal to (i) for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance of the Class 4-A-1 and Class 4-A-2 Certificates, respectively, as of such date and (ii) for any date after the last day of that interest accrual period, $0. As of the closing date, the initial Component Notional Amounts of the Class 4-A-1 IO and Class 4-A-2 IO Components will be approximately $188,709,000 and $20,967,000, respectively, in each case subject to the permitted variance of the Class Certificate Balances of the Class 4-A-1 and Class 4-A-2 Certificates, respectively, described in this free writing prospectus.

          The "NOTIONAL AMOUNT" of the Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will be equal to (i) for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the sum of the Component Notional Amounts for the related components as of such date and (ii) for any date after the last day of that interest accrual period, $0.

         The "NOTIONAL AMOUNT" of the Class 1-A-IO Certificates will be equal to
(i) for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the aggregate Class Certificate Balance of the senior certificates in the related senior certificate group as of such date and (ii) for any date after the last day of that interest accrual period, $0.

         The "WEIGHTED AVERAGE ROLL DATE" for each loan group and related class or component of Notional Amount Certificates is the Distribution Date in the month set forth below:

              LOAN GROUP                    WEIGHTED AVERAGE ROLL DATE
              ----------                    --------------------------
                  1                                October 2008
                  2                               November 2010
                  3                                October 2010
                  4                               November 2012

         As of the closing date, the initial Notional Amounts of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will be approximately $80,838,000, $186,638,000, $393,468,000 and $209,676,000,
respectively, subject to the permitted variance described in this free writing prospectus.

BOOK-ENTRY CERTIFICATES

         The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that equal the aggregate initial Class Certificate Balance of each class of certificates and that will be held by a depository, which will initially be a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Certificates -- Book-Entry Certificates," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

         Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the trust fund provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

         For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Certificates -- Book-Entry Certificates" in the prospectus.

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

         Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

         On or before the closing date, the master servicer will establish an account (the "CERTIFICATE Account"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will initially be established by the master servicer at Countrywide Bank, N.A., which is an affiliate of the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited therein, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement). Funds credited to the Certificate Account may be invested for the benefit and at the risk of the master servicer in permitted investments, as defined in the pooling and servicing agreement, that are scheduled to mature on or before the business day preceding the next Distribution Date. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds for each loan group and will deposit the Available Funds in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT").

DISTRIBUTIONS

         Distributions on the certificates will be made by the trustee on the first business day following each Master Servicer Remittance Date (each, a "DISTRIBUTION DATE"), commencing in January 2006, to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month of the Distribution Date. The "MASTER SERVICER REMITTANCE DATE" is the 19th day of each month, or, if that day is not a business day, the first business day thereafter.

         Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a Notional Amount Certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

         As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such other loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

       o to interest on each interest-bearing class of senior certificates relating to each loan group, concurrently and on a pro rata basis, based on their respective interest distribution amounts;

       o to principal of the classes of senior certificates relating to each loan group (other than the Notional Amount Certificates) then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates -- Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

       o to interest on and principal, as applicable, of the classes of the senior certificates not relating to that loan group (other than, in the case of principal, the Notional Amount Certificates) in the manner, order and priority described in this free writing prospectus under "Description of the Certificates -- Transfer Payments;"

       o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth in this free writing prospectus under "Description of the Certificates--Interest" and "--Principal;" and

       o from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

         "AVAILABLE FUNDS" for a loan group for any Distribution Date will be equal to the sum of

       o all scheduled installments of interest (net of the related expense fees, including premiums in respect of lender paid mortgage insurance) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

       o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

       o all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid with the prepayments and Compensating Interest; and

       o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

         minus

       o amounts in reimbursement for advances previously made and other amounts as to which the master servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

         plus

       o Transfer Payments Received for such loan group and Distribution Date;

         minus

       o Transfer Payments Made from such loan group and Distribution Date.

INTEREST

         The classes of offered certificates will have the respective pass-through rates (each, a "PASS-THROUGH RATE") described below.


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

         The pass-through rate for the Class 1-A-1 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1, less the pass-through rate of the Class 1-A-IO Certificates for the related interest accrual period. The pass-through rate for the Class 1-A-1 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.2930% per annum.

         The pass-through rate for the Class 2-A-1 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2, less the Component Rate of the Class 2-A-1 IO Component for the related interest accrual period. The pass-through rate for the Class 2-A-1 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.5398% per annum.

         The pass-through rate for the Class 2-A-2 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2, less the Component Rate of the Class 2-A-2 IO Component for the related interest accrual period. The pass-through rate for the Class 2-A-2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.6416% per annum.

         The pass-through rate for the Class 3-A-1A Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3, less the Component Rate of the Class 3-A-1A IO Component for the related interest accrual period. The pass-through rate for the Class 3-A-1A Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.4421% per annum.

         The pass-through rate for the Class 3-A-1B Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3, less the Component Rate of the Class 3-A-1B IO Component for the related interest accrual period. The pass-through rate for the Class 3-A-1B Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.6602% per annum.

         The pass-through rate for the Class 3-A-2 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3, less the Component Rate of the Class 3-A-2 IO Component for the related interest accrual period. The pass-through rate for the Class 3-A-2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.6402% per annum.

         The pass-through rate for the Class 4-A-1 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 4, less the Component Rate of the Class 4-A-1 IO Component for the related interest accrual period. The pass-through rate for the Class 4-A-1 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.6098% per annum.

         The pass-through rate for the Class 4-A-2 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 4, less the Component Rate of the Class 4-A-2 IO Component for the related interest accrual period. The pass-through rate for the Class 4-A-2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.8038% per annum.

         The pass-through rates for the Class 5-A-1 and Class 5-A-2 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 5. The pass-through rates for the Class 5-A-1 and Class 5-A-2 Certificates for the interest accrual period related to the first Distribution Date are each expected to be approximately 5.6419% per annum.


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

         The pass-through rate for the Class A-R Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group
1. The pass-through rate for the Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.3559% per annum.

         The pass-through rate for the Class 1-A-IO Certificates for each interest accrual period for any Distribution Date (i) on or prior to the related Weighted Average Roll Date will be equal to 0.062975% per annum and (ii) thereafter will be 0% per annum.

         The pass-through rate for the Class 2-A-IO Certificates for each interest accrual period for any Distribution Date (i) on or prior to the related Weighted Average Roll Date will be equal to the Group 2 Weighted Average Component Rate and (ii) thereafter will be 0% per annum. The pass-through rate for the Class 2-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.250000% per annum.

         The pass-through rate for the Class 3-A-IO Certificates for each interest accrual period for any Distribution Date (i) on or prior to the related Weighted Average Roll Date will be equal to the Group 3 Weighted Average Component Rate and (ii) thereafter will be 0% per annum. The pass-through rate for the Class 3-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.137068% per annum.

         The pass-through rate for the Class 4-A-IO Certificates for each interest accrual period for any Distribution Date (i) on or prior to the related Weighted Average Roll Date will be equal to the Group 4 Weighted Average Component Rate and (ii) thereafter will be 0% per annum. The pass-through rate for the Class 4-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.330595% per annum.

         The "COMPONENT RATE" for the Class 2-A-1 IO, Class 2-A-2 IO, Class 3-A-1A IO, Class 3-A-1B IO, Class 3-A-2 IO, Class 4-A-1 IO and Class 4-A-2 IO Components, for each interest accrual period for any Distribution Date (x) on or prior to the related Weighted Average Roll Date will be a per annum rate equal to the applicable Component Rate set forth in the table below and (y) thereafter will be 0% per annum.

     Component                                       Component Rate
     ---------                                       --------------
     Class 2-A-1 IO.........................           0.260180%
     Class 2-A-2 IO.........................           0.158380%
     Class 3-A-1A IO........................           0.240067%
     Class 3-A-1B IO........................           0.022016%
     Class 3-A-2 IO.........................           0.042016%
     Class 4-A-1 IO.........................           0.350000%
     Class 4-A-2 IO.........................           0.155947%

         The "GROUP 2 WEIGHTED AVERAGE COMPONENT RATE" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 2-A-1 IO and Class 2-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

         The "GROUP 3 WEIGHTED AVERAGE COMPONENT RATE" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 3-A-1A IO, Class 3-A-1B IO and Class 3-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

         The "GROUP 4 WEIGHTED AVERAGE COMPONENT RATE" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 4-A-1 IO and Class 4-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

         The "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE" for a loan group and any Distribution Date means a per annum rate equal to the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group,


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

weighted on the basis of its Stated Principal Balance as of the Due Date in the month preceding the month of such Distribution Date.

         The "ADJUSTED NET MORTGAGE RATE" for a Mortgage Loan is the Mortgage Rate for such Mortgage Loan, minus the Expense Fee Rate for such Mortgage Loan.

         The pass-through rate for each class of subordinated certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to (1) the sum of the following for each loan group: the product of (x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and (y) the related Subordinated Portion Balance immediately prior to that Distribution Date, divided by (2) the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date. The pass-through rate for the subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.7346% per annum.

         With respect to each Distribution Date, the interest accrual period for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

         On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. The "INTEREST DISTRIBUTION AMOUNT" for any class and any Distribution Date will be equal to the sum of (a) interest at the applicable pass-through rate for the related interest accrual period on the related Class Certificate Balance or Notional Amount, as the case may be, as of the last day of the related interest accrual period and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

         The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "NET INTEREST SHORTFALL" is equal to

       o any net prepayment interest shortfalls for that loan group and Distribution Date and

       o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Debt Service Reduction.

         Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive, based on each subordinated class's share of the Subordinated Portion as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

         With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate prepayment interest shortfall experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that loan group and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfalls for that loan group. A prepayment interest shortfall is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the related Mortgage Rate, net of the Master Servicing Fee Rate, on the Stated Principal Balance of the Mortgage Loan.

         For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of


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

interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Subordinated Portion Balance for that loan group immediately prior to such Distribution Date; provided, however, on any Distribution Date after the fourth Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

         A "RELIEF ACT REDUCTION" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See "Certain Legal Aspects of the Mortgage Loans -- Servicemembers Civil Relief Act" in the prospectus.

         A "DEBT SERVICE REDUCTION" is a modification of the terms of a Mortgage Loan resulting from a bankruptcy proceeding which reduced the amount of the monthly payment on the related Mortgage Loan. However, a modification shall not be considered a Debt Service Reduction so long as the master servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the master servicer without giving effect to any Debt Service Reduction.

         If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described in this free writing prospectus under "-- Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of related certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

PRINCIPAL

         Principal Amount. On each Distribution Date, the Principal Amount (for each loan group) will be distributed first, as principal with respect to the related classes of senior certificates (other than the Notional Amount Certificates) in an amount up to the Senior Principal Distribution Amount for such loan group and second, as principal of the subordinated certificates as a portion of the Subordinated Principal Distribution Amount.

         The "PRINCIPAL AMOUNT" for any Distribution Date and loan group will equal the sum of:

       o all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due Date,

       o the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

       o the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

       o any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

       o with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,


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

       o all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

       o any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date;

         plus

       o the principal portion of any Transfer Payments Received for such loan group and Distribution Date,

         minus

       o the principal portion of any Transfer Payments Made for such loan group and Distribution Date.

TRANSFER PAYMENTS

         Transfer Payments due to disproportionate principal payments. On each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date and the fourth Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from a loan group is distributed to the senior certificates related to one or more other loan groups according to this paragraph, the subordinated certificates will not receive that principal amount on that Distribution Date.

         Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "UNDERCOLLATERALIZED GROUP"), then the following will occur:

       o the Available Funds in each other loan group that is not an Undercollateralized Group (each, an "OVERCOLLATERALIZED GROUP") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

       o the portion of the Available Funds in respect of principal on the Mortgage Loans in each such Overcollateralized Group, after distributions of principal to the senior certificates of such Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

         Consequently, the subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the prior calendar month. If more than one loan group on any

Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates.

         On each Distribution Date, the "TRANSFER PAYMENT" for an Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date for such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period, plus interest as described above. The Transfer Payment received by an Undercollateralized Group is referred to as a "TRANSFER PAYMENT RECEIVED." The Transfer Payment made by an Overcollateralized Group is referred to as a "TRANSFER PAYMENT MADE."

         All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

         Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

       o with respect to loan group 1, sequentially, to the Class A-R and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

       o with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, based on their Class Certificate Balances, until their Class Certificate Balances are reduced to zero;

       o with respect to loan group 3, concurrently, to the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero;

       o with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; and

       o with respect to loan group 5, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero.

          "PREPAYMENT PERIOD" means with respect to any Distribution Date, the calendar month immediately preceding that Distribution Date.

         The "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date and loan group will equal the sum of

       o the related Senior Percentage of all amounts described in the first through fourth bullet of the definition of Principal Amount for that loan group and that Distribution Date,

       o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                  o the related Senior Percentage of the Stated Principal
                    Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

                  o the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,


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

                  o the related Senior Prepayment Percentage of amounts
                    described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date, and

                  o the principal portion of any Transfer Payments Received for that loan group and Distribution Date;

provided, however, that on any Distribution Date after the fourth Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage Loans in the related loan group.

         "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of the Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related mortgagor and liquidation proceeds allocable to principal received in the prior calendar month and prepayments of principal received through the last day of the related Prepayment Period. The pool principal balance with respect to any Distribution Date equals the aggregate of the Stated Principal Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of the Distribution Date.

         The "SENIOR PERCENTAGE" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates of such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the fourth Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates of such remaining senior certificate group immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before such Distribution Date.

         For any Distribution Date on and prior to the fourth Senior Termination Date, the "SUBORDINATED PERCENTAGE" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the fourth Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

         The "SENIOR PREPAYMENT PERCENTAGE" of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses on the related Mortgage Loans, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

         The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior


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

Percentage of such senior certificate group as of the closing date, in which case the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will once again equal 100%).

         The "SUBORDINATED PREPAYMENT PERCENTAGE" for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

         Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the loan groups:

       o the aggregate Stated Principal Balance of all Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the trust fund and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the fourth Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (b) if such date is after the fourth Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates on the Distribution Date, is less than 50%, and

       o cumulative Realized Losses on all of the Mortgage Loans in each loan group do not exceed

                  o commencing with the Distribution Date on the tenth
                    anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the fourth Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, in each case as of the cut-off date or (ii) if such date is after the fourth Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the "ORIGINAL SUBORDINATE PRINCIPAL BALANCE"),

                  o commencing with the Distribution Date on the eleventh
                    anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

                  o commencing with the Distribution Date on the twelfth
                    anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

                  o commencing with the Distribution Date on the thirteenth
                    anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

                  o commencing with the Distribution Date on the fourteenth
                    anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

         Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in December 2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) after the Distribution Date in December 2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "TWO TIMES TEST"), the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

         The "SENIOR TERMINATION DATE" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

         The "AGGREGATE SUBORDINATED PERCENTAGE" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated


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

certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

         If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

         Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

         With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have higher numerical class designations than such class (the "APPLICABLE CREDIT SUPPORT PERCENTAGE") is less than the Applicable Credit Support Percentage for the class on the date of issuance of the certificates (the "ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE"), no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the "RESTRICTED CLASSES") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

         The "CLASS SUBORDINATION PERCENTAGE" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of the class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before the Distribution Date.

         On the date of issuance of the certificates, the characteristics of the certificates listed below are expected to be as follows:

                                                                     Beneficial                          Original
                                                                    Interest in      Initial Credit     Applicable
                                                                       Trust          Enhancement     Credit Support
                                                                        Fund             Level          Percentage
                                                                        ----             -----          ----------
              Senior Certificates....................                 93.05%             6.95%              N/A
              Class M................................                  2.15%             4.80%             6.95%
              Class B-1..............................                  1.65%             3.15%             4.80%
              Class B-2..............................                  1.20%             1.95%             3.15%
              Class B-3..............................                  1.05%             0.90%             1.95%
              Class B-4..............................                  0.55%             0.35%             0.90%
              Class B-5..............................                  0.35%             0.00%             0.35%

For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation than each other class of subordinated certificates.

         The "SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT" for any loan group and Distribution Date will equal the sum of

       o the Subordinated Percentage for that loan group of all amounts described in the first through fourth bullet of the definition of Principal Amount for that loan group and that Distribution Date,

       o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date,

       o the related Subordinate Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date, and minus

       o the principal portion of any Transfer Payments Made for that loan group.

         On any Distribution Date after the fourth Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans only in the related loan group.

         Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the trust fund shall exist, whether or not they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

ALLOCATION OF LOSSES

         The "SENIOR CREDIT SUPPORT DEPLETION DATE" is the date on which the aggregate Class Certificate Balance of the subordinated certificates has been reduced to zero.

         On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and then to the senior certificates of the related senior certificate group (other than the Notional Amount Certificates), pro rata, based upon their respective Class Certificate Balances, except that any Realized Losses that would otherwise be allocated to the Class 2-A-1, Class 3-A-1A, Class 3-A-1B, Class 4-A-1 and Class 5-A-1 Certificates will instead be allocated to the Class 2-A-2, Class 3-A-2, Class 4-A-2 and Class 5-A-2 Certificates, respectively, until their respective Class Certificate Balances are reduced to zero. For purposes of allocating losses to the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation than each other class of subordinated certificates.

         Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

         In general, a "REALIZED LOSS" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

         A "LIQUIDATED MORTGAGE LOAN" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

         "SUBSEQUENT RECOVERIES" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries.


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